UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08397

THE MARSICO INVESTMENT FUND

(Exact name of registrant as specified in charter)

1200 17th Street, Suite 1600
Denver, CO 80202

(Address of principal executive offices)(Zip code)

Christopher J. Marsico
The Marsico Investment Fund
1200 17th Street, Suite 1600
Denver, CO 80202

(Name and address of agent for service)

Copies to:
Anthony H. Zacharski
Dechert LLP
90 State House Square
Hartford, CT 06103

Registrant's telephone number, including area code:  (303)454-5600

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

Item 1 – Reports to Stockholders.

OCTOBER 2015

DEAR SHAREHOLDER:

Enclosed is your annual report for The Marsico Investment Fund, encompassing the fiscal year from October 1, 2014 to September 30, 2015.

The purpose of this report is to provide a review of the Marsico Funds’ one-year investment results by discussing what we believe were the main areas that impacted performance – including the macroeconomic environment, sector and industry positioning, and individual stock selection – as compared to the Funds’ performance benchmark indexes. For updated information regarding the market environment and the Funds’ overall investment postures and performance, please refer to the Funds’ most recent monthly fact sheets and quarterly investment updates, which are available in the Investor Resources section of the Funds’ website at www.marsicofunds.com.(1)

NOTE REGARDING CHANGE TO THE MARSICO GROWTH FUND TEAM

The Marsico Growth Fund is co-managed by a team of managers. Effective October 6, 2015, Kevin Boone is no longer a member of the team that co-manages the Marsico Growth Fund. Thomas F. Marsico and Coralie T. Witter, CFA, continue to be jointly and primarily responsible for day-to-day management of the Fund.

(1)	The references to the Marsico Funds website (www.marsicofunds.com) included throughout this annual report do not incorporate the website’s contents into this report.

TABLE OF CONTENTS

KEY FUND STATISTICS	2
MARKET ENVIRONMENT	5

MARSICO FOCUS FUND
Investment Review	6
Fund Overview	9
Schedule of Investments	10

MARSICO GROWTH FUND
Investment Review	11
Fund Overview	13
Schedule of Investments	14

MARSICO 21st CENTURY FUND
Investment Review	16
Fund Overview	18
Schedule of Investments	19

MARSICO INTERNATIONAL OPPORTUNITIES FUND
Investment Review	21
Fund Overview	23
Schedule of Investments	24

MARSICO FLEXIBLE CAPITAL FUND
Investment Review	26
Fund Overview	28
Schedule of Investments	29

MARSICO GLOBAL FUND
Investment Review	31
Fund Overview	33
Schedule of Investments	34

FINANCIAL STATEMENTS	36
NOTES TO FINANCIAL STATEMENTS	46
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	55
EXPENSE EXAMPLE	56
OTHER INFORMATION	57
TRUSTEE AND OFFICER INFORMATION	58

KEY FUND STATISTICS (UNAUDITED)
Marsico Focus Fund	Marsico Growth Fund	Marsico 21st Century Fund
MFOCX	MGRIX	MXXIX
For additional disclosures, please see page 9.	For additional disclosures, please see page 13.	For additional disclosures, please see page 18.
PERFORMANCE COMPARISON(1)	PERFORMANCE COMPARISON(1)	PERFORMANCE COMPARISON(1)

TOTAL ANNUAL OPERATING EXPENSES* 1.34%	TOTAL ANNUAL OPERATING EXPENSES* 1.37%	TOTAL ANNUAL OPERATING EXPENSES* 1.43%
SECTOR ALLOCATION(2)	SECTOR ALLOCATION(2)	SECTOR ALLOCATION(2)

TOP FIVE HOLDINGS	TOP FIVE HOLDINGS	TOP FIVE HOLDINGS
Facebook, Inc. - Cl. A	8.15%	Facebook, Inc. - Cl. A	6.12%	Facebook, Inc. - Cl. A	5.91%
NIKE, Inc. - Cl. B	5.76%	Google, Inc. - Cl. A	5.07%	MasterCard, Inc. - Cl. A	3.96%
Visa, Inc. - Cl. A	5.74%	NIKE, Inc. - Cl. B	4.39%	Constellation Brands, Inc. - Cl. A	3.63%
Google, Inc. - Cl. A	5.20%	The Walt Disney Company	4.24%	Norwegian Cruise Line Holdings Ltd.	3.63%
The Walt Disney Company	5.00%	Starbucks Corporation	3.98%	Electronic Arts, Inc.	3.16%

For additional disclosures about the Marsico Funds, please see page 4. The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

KEY FUND STATISTICS (UNAUDITED)

Marsico International Opportunities Fund	Marsico Flexible Capital Fund	Marsico Global Fund
MIOFX	MFCFX	MGLBX
For additional disclosures, please see page 23.	For additional disclosures, please see page 28.	For additional disclosures, please see page 33.
PERFORMANCE COMPARISON(1)	PERFORMANCE COMPARISON(1)	PERFORMANCE COMPARISON(1)

TOTAL ANNUAL OPERATING EXPENSES* 1.69% NET EXPENSES*†1.60%	TOTAL ANNUAL OPERATING EXPENSES* 1.39%	TOTAL ANNUAL OPERATING EXPENSES* 1.66% NET EXPENSES*†1.60%
SECTOR ALLOCATION(2)	SECTOR ALLOCATION(2)	SECTOR ALLOCATION(2)

TOP FIVE HOLDINGS	TOP FIVE HOLDINGS	TOP FIVE HOLDINGS
Liberty Global PLC - Series C	4.84%	Constellation Brands, Inc. - Cl. A	5.22%	Facebook, Inc. - Cl. A	5.15%
Endo International PLC	4.21%	The Home Depot, Inc.	5.20%	Novartis AG	4.91%
MasterCard, Inc. - Cl. A	4.18%	Facebook, Inc. - Cl. A	4.89%	Domino's Pizza Group PLC	4.21%
The Priceline Group, Inc.	4.06%	Visa, Inc. - Cl. A	4.85%	Ryanair Holdings PLC Spon. ADR	4.17%
Facebook, Inc. - Cl. A	3.96%	The Walt Disney Company	4.45%	NIKE, Inc. - Cl. B	4.06%

Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.

KEY FUND STATISTICS (UNAUDITED)

ADDITIONAL DISCLOSURES ABOUT THE MARSICO FUNDS

*

The Total Annual Operating Expenses and Net Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 30, 2015. The information may differ from the expense ratios disclosed in this report.

†

Marsico Capital Management, LLC (the “Adviser”) has entered into a written expense limitation and fee waiver agreement under which it has agreed to limit the total expenses of each of the International Opportunities Fund and the Global Fund (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 1.60% of each Fund’s average net assets until January 31, 2016. This expense limitation and fee waiver agreement may be terminated by the Adviser at any time after January 31, 2016, upon 15 days prior notice to the Fund and its administrator. The Adviser may recoup from a Fund fees previously waived or expenses previously reimbursed by the Adviser with respect to that Fund pursuant to this agreement (or a previous expenses limitation agreement) if: (1) such recoupment by the Adviser does not cause the Fund, at the time of recoupment, to exceed the lesser of (a) the expense limitation in effect at the time the relevant amount was waived and/or reimbursed, or (b) the expense limitation in effect at the time of the proposed recoupment, and (2) the recoupment is made within three fiscal years after the end of the fiscal year in which the amount was waived or reimbursed.

(1)

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.

The performance included in the chart does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

Periodically, certain fees and expenses have been waived or reimbursed by the Adviser for the 21st Century Fund, the International Opportunities Fund, the Flexible Capital Fund and the Global Fund. In the absence of such a waiver, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses from the 21st Century Fund, the International Opportunities Fund, and the Global Fund resulting in a lower performance return.

(2)

Sector weightings represent the percentage of the respective Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

MARKET ENVIRONMENT

MARKET ENVIRONMENT: OCTOBER 2014 – SEPTEMBER 2015 (UNAUDITED)

Global equity markets registered varying results for the one-year fiscal period ended September 30, 2015, ranging from modest losses overall in the US to substantial losses in emerging markets. US markets treaded water for much of the period as foreign stocks weakened, but both domestic and international stocks swooned late in the period on fears that global economic growth would falter. In August, a sharp downturn in Chinese equity market performance and an unexpected devaluation of China’s currency stoked fears of a prolonged slow-down in the Chinese economy. In addition, market participants focused on the effects of potential US interest rate hikes. Increased anxieties about geopolitical conflicts also contributed to the sell-off in the equity markets.

The center of concern during much of the reporting period was China. In the immediate aftermath of the 2007-09 “Great Recession,” China embarked upon massive government-supported infrastructure and real estate investment. China’s economic rebound was officially declared “strong” by the Chinese government, and a sharp rebound for globally priced industrial commodities and trade with China gave apparent legitimacy to claims of a solid recovery. As China pulled back from stimulus programs and an export-focused economy, however, raw industrial commodity prices retreated and shipments to Asia began to slow. While China has been slowing for some time, the recent sharp retrenchment in global risk assets reflected concerns about potential acceleration of the slowdown, despite upbeat official Chinese GDP reports.

The slowdown in China and US dollar strength led to weakness in the US manufacturing industry and created a headwind for multi-national businesses. Commodity prices fell and the equity returns of many commodity-oriented economies such as Brazil, Russia and China were hard hit, as evidenced by the dismal performance of the MSCI BRIC Index.

As illustrated in the table below, US equities posted returns that were better than the returns of many international equity markets. In the US, oil price weakness and falling prices of imported goods combined to keep the US inflation rate at essentially zero. Zero inflation and faltering activity abroad seemed to trump Federal Reserve Board insistence that rates would be raised this year. US consumer confidence perked up during the period, aided by lower prices at the gas pump and relatively strong housing markets. The US also saw improvement in the labor market as unemployment rates reached their lowest level in seven years. Given the strong US economic backdrop as compared to foreign economies, small, domestically-focused US companies were in favor. As depicted in the table below, small-capitalization US equities outperformed large capitalization stocks for the one-year fiscal period ended September 30, 2015.

Index Name(1)	Universe of Equities Represented	One-Year Total Return
US
S&P 500	US large-capitalization equities	-0.61%
Russell 3000	US publicly-traded equities of all sizes	-0.49%
Russell 2000	US small-capitalization equities	+1.25%
Russell Mid-Cap	US medium-capitalization equities	-0.25%

Index Name(1)	Universe of Equities Represented	One-Year Total Return
INTERNATIONAL
MSCI EAFE (US$)	Equities in developed international equity markets, including Japan, Western Europe, and Australasia	-8.66%
MSCI Emerging Markets (US$)	Equities in developing international equity markets, including China, India, Eastern Europe, and Latin America	-19.28%
MSCI ACWI (US$)	Equities in the global developed and emerging markets	-6.66%

During the one-year fiscal period ended September 30, 2015, the US dollar generally appreciated against other currencies, reflecting the relative strength of the US economy. The US dollar’s rise dampened US inflationary pressures by making US exports less competitive overseas and lowering the cost of imported goods. Most emerging market currencies sold off sharply due to economic instability, the potential effects of further slowing in China, and higher interest rates that may come in the US. The devaluation of the Chinese yuan brought China’s currency to a four-year low versus the US dollar. Developed market currencies also trended lower. The Japanese yen weakened as Japanese policymakers continued initiatives to end Japan’s deflation, and the euro sank to a 12-year low versus the dollar before recovering a portion of its losses. The Australian dollar and Canadian dollar also weakened versus the US dollar as the price of commodities and crude oil declined.

THE MARSICO INVESTMENT TEAM

(1)	All indices are unmanaged and investors cannot invest directly in an index.

FOCUS FUND

INVESTMENT REVIEW BY TOM MARSICO AND CORALIE WITTER (UNAUDITED)

The Marsico Focus Fund posted a total return of -4.15% for the one-year fiscal period ended September 30, 2015. For comparative purposes, the S&P 500 Index, which is the Fund’s benchmark index, had a total return of -0.61% over that same time period. Please see the Fund Overview immediately following this commentary for more detailed information about the Fund’s longer-term performance for various periods ended September 30, 2015.

The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.(1)

This review highlights Fund performance over a one-year fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our current views and beliefs regarding all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today. Please see the accompanying Schedules of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

The Focus Fund is non-diversified and may hold fewer securities than a diversified fund because it is permitted to invest a greater percentage of its assets in a smaller number of securities. Holding fewer securities increases the risk that the value of the Fund could go down because of the poor performance of a single investment. The Fund is subject to broad risks associated with investing in equity securities markets generally, including the risks that the securities and markets in which they invest may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and that investments may not perform as anticipated. Please see the Prospectus for more information.

The Focus Fund and the Growth Fund often invest in similar growth companies. Their performance may differ, however, because of a variety of factors. Among other factors, the Focus Fund is a non-diversified mutual fund that may hold the securities of fewer issuers than the Growth Fund, which is a diversified Fund. As a result, the Focus Fund may hold some securities that are different from those held by the Growth Fund, and the Focus Fund may be more exposed to individual stock volatility than the Growth Fund or other mutual funds that invest in a relatively larger number of securities.

The Marsico Focus Fund’s performance shortfall versus the S&P 500 Index for the one-year fiscal period ended September 30, 2015 was primarily attributable to investments in certain stocks in the Health Care and Industrials sectors, as defined in the Global Industry Classification Standard (“GICS”)(2).

A few stocks in the Pharmaceuticals Biotechnology & Life Sciences industry group detracted from performance. Pacira Pharmaceuticals, Inc. a manufacturer of non-opioid post-surgical pain anesthetics, declined -56% after the company suspended its previous 2015 revenue guidance for its Exparel product. As of the end of the fiscal year, we continued to maintain a position in Pacira, as we believe the company’s therapies to be best-in-class with long-term growth opportunities. Gilead Sciences, Inc. was a long-time holding in the Fund and added significant value to the Fund’s performance over the full period it was held. During the fiscal period of this report, Gilead Sciences experienced growing competitive pricing pressures for hepatitis C treatments, and its stock price dipped -2% prior to being sold from the Fund. Another long-time biotechnology holding, Biogen Idec Inc., slid -5% during the period. The company significantly cut its 2015 guidance on slower sales of its blockbuster multiple sclerosis drug, Tecfidera. We chose to sell Gilead Sciences and Biogen in favor of other investments with better growth visibility.

Canadian Pacific Railway Ltd. (-34% prior to being sold), like other railroad companies, faced headwinds of lower oil prices and lower volumes as fewer carloads of commodities such as coal are being transported. Though we believe Canadian Pacific to be among the best managed and operated railroad companies with significant pricing power, we chose to sell the position, as we believe low energy prices will remain a headwind for the company for some time.

FOCUS FUND

Certain Consumer Discretionary positions struggled. Casino operator Wynn Resorts Ltd., a position that had contributed positively to the Fund’s performance for more than 10 years, posted a return of -31% during the reporting period, and was sold from the Fund. The Fund benefitted from the timing of the sale as Wynn Resorts continued to decline substantially after the Fund’s final sale through the end of the fiscal period. Wynn Resorts’ stock price weakened during a period of weaker Chinese economic data and the Chinese government’s anti-corruption campaign, which tended to restrain gaming activity in Macau. The Chinese government’s policies may hamper growth in Macau for some time, and it is difficult – if not impossible – to predict the timing of government policy changes. Accordingly, we chose to exit the position in favor of other investments with better growth visibility. Electric vehicle manufacturer Tesla Motors, Inc. fell in conjunction with the decline in crude oil prices, as concerns rose that lower gas prices may reduce demand for fuel efficient cars. Tesla Motors posted a return of -20% prior to being sold from the Fund.

Chinese ecommerce company Alibaba Group Holding Ltd. Spon. ADR (-43%) was a detractor within the Information Technology sector. The marketplace has been closely monitoring Alibaba’s ability to monetize sales made on mobile devices, as the company currently makes less on mobile device-based sales than on PC-based sales. Recent data suggests improvement in monetization trends, and we continue to have confidence in the long-term growth opportunities for Alibaba. Online social networking platform LinkedIn Corporation – Cl. A (-10% prior to being sold) and Internet services company Google, Inc. – Cl. A (-17%) were other weak performing holdings within the Information Technology sector.

Within the Financials sector, American Express Company’s stock price dropped -10% after the company announced that its exclusivity and co-branded card agreement with Costco Wholesale will end. We sold the position from the Fund.

The Fund sold most of its Energy-related positions prior to period-end. The Fund’s Energy holdings held earlier in the period, such as Continental Resources Corp. (-17% prior to being sold) and Halliburton Company (-19% prior to being sold) posted negative returns and detracted from performance.

There were several areas of strength for the Fund’s performance. From a sector allocation standpoint, the Fund benefitted relative to the benchmark index from selling most of its Energy holdings during the period, and from having significant overweight allocations to the Consumer Discretionary and Health Care sectors, as both were strong performing sectors of the benchmark index.

Although several Fund holdings within the Consumer Discretionary and Health Care sectors posted negative returns, other holdings within the sectors generated superior performance results relative to the Fund’s benchmark. Coffee purveyor Starbucks Corporation soared +53% as the company reported strong sales and continued its roll-out of a mobile order and pay platform in its stores. Athletic apparel company NIKE, Inc. – Cl. B gained +39% after the company reported continued acceleration of sales in a number of its markets. We believe Nike’s future product sales growth may be further bolstered by the 2016 Brazil Olympics, as Nike will be the official footwear and apparel supplier for US Olympic athletes. Media holding The Walt Disney Company (+17%) experienced strong revenue growth in its studio and consumer products businesses, driven in part by the continued success of its animated film, “Frozen.” Health care services provider United Health Group, Inc. (+24%) demonstrated strength in its business following the passage of the Affordable Care Act.

Leading individual holdings included financial transaction processor Visa, Inc. – Cl. A (+31%) and Facebook, Inc. – Cl. A (+14%). Visa managed to deliver solid performance despite a tumultuous global macroeconomic environment. Facebook’s business grew as more advertising continued to shift to online venues from traditional media such as print advertisements.

The Fund also benefitted relative to its benchmark from effective stock selection in the Materials sector. Agricultural materials provider Monsanto Company (+6% prior to being sold) and paint manufacturer The Sherwin-Williams Company (+3%) each generated positive returns.

During the reporting period, the Fund reduced its exposure to the Energy, Industrials and Materials sectors while increasing its allocations to the Information Technology, Health Care, Consumer Discretionary and Consumer Staples sectors.

FOCUS FUND

Fiscal Period-End Investment Posture

As of September 30, 2015, the Fund’s largest sector allocations included Information Technology, Consumer Discretionary, Health Care and Materials. The Fund had no exposure to the Utilities or Telecommunication Services sectors.

Sincerely,

THOMAS F. MARSICO
CORALIE T. WITTER, CFA
PORTFOLIO MANAGERS

(1)	Total returns are based on net change in net asset value assuming reinvestment of distributions. Please see the Prospectus for more information.

(2)

Regarding GICS data cited throughout this report, the Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”) and is licensed for use by Marsico Capital Management, LLC (the “Adviser”). Neither MSCI, S&P, nor the Adviser or any third party involved in compiling GICS makes any express or implied warranties or representations with respect to such standard or classification (or the results from use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. MSCI, S&P, the Adviser, and any of their affiliates or third parties involved in compiling GICS shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

FOCUS FUND OVERVIEW

September 30, 2015 (Unaudited)

The Focus Fund invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The Fund will normally hold a core position of between 20 and 35 common stocks.

TOTAL ANNUAL OPERATING EXPENSES* 1.34%	NET ASSETS $788,850,513	NET ASSET VALUE PER SHARE $18.83

GROWTH OF $10,000(1)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(2)	TOP FIVE HOLDINGS

	Facebook, Inc. - Cl. A	8.15%
	NIKE, Inc. - Cl. B	5.76%
	Visa, Inc. - Cl. A	5.74%
	Google, Inc. - Cl. A	5.20%
	The Walt Disney Company	5.00%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 30, 2015 and may differ from the expense ratio disclosed in this report.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(1)	This chart assumes an initial investment of $10,000 made on September 30, 2005. Total returns are based on net change in NAV, assuming reinvestment of distributions.

(2)

Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

SCHEDULE OF INVESTMENTS

MARSICO FOCUS FUND

SCHEDULE OF INVESTMENTS

September 30, 2015

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
The Boeing Company	206,731	$27,071,424	3.43%

Application Software
salesforce.com, inc.*	427,341	29,670,286	3.76

Biotechnology
Celgene Corporation*	164,783	17,824,577	2.26
Regeneron Pharmaceuticals, Inc.*	17,402	8,094,366	1.03
Vertex Pharmaceuticals, Inc.*	193,460	20,146,925	2.55
		46,065,868	5.84
Data Processing & Outsourced Services
Visa, Inc. - Cl. A	649,746	45,261,306	5.74

Drug Retail
CVS Health Corporation	248,115	23,938,135	3.03

Footwear
NIKE, Inc. - Cl. B	369,313	45,414,420	5.76

General Merchandise Stores
Dollar Tree, Inc.*	412,301	27,483,985	3.48

Health Care Facilities
HCA Holdings, Inc.*	420,666	32,542,722	4.13

Home Entertainment Software
Electronic Arts, Inc.*	417,726	28,300,936	3.59

Internet Retail
Amazon.com, Inc.*	32,652	16,714,232	2.12

Internet Software & Services
Alibaba Group Holding Ltd. Spon. ADR*	335,568	19,788,445	2.51
Facebook, Inc. - Cl. A*	715,727	64,343,857	8.15
Google, Inc. - Cl. A*	64,255	41,018,465	5.20
		125,150,767	15.86
Investment Banking & Brokerage
The Charles Schwab Corporation	1,096,477	31,315,383	3.97

Life Sciences Tools & Services
Illumina, Inc.*	110,647	19,453,956	2.47

Managed Health Care
UnitedHealth Group, Inc.	293,621	34,062,972	4.32

Movies & Entertainment
The Walt Disney Company	386,349	39,484,868	5.00

Oil & Gas Equipment & Services
Schlumberger Ltd.	110,667	7,632,703	0.97
COMMON STOCKS (continued)
Pharmaceuticals
Allergan PLC*	85,694	$23,292,486	2.96%
Novartis AG	280,877	25,815,922	3.27
Pacira Pharmaceuticals, Inc.*	278,768	11,457,365	1.45
		60,565,773	7.68
Restaurants
Chipotle Mexican Grill, Inc.*	42,069	30,300,197	3.84
Starbucks Corporation	658,092	37,405,949	4.74
		67,706,146	8.58
Specialty Chemicals
The Sherwin-Williams Company	162,647	36,234,499	4.59

Technology Hardware, Storage & Peripherals
Apple, Inc.	285,441	31,484,142	3.99

TOTAL COMMON STOCKS
(Cost $675,268,791)		775,554,523	98.31

SHORT-TERM INVESTMENTS
State Street Institutional U.S. Government Money Market Fund, 0.000%	9,931,496	9,931,496	1.26

TOTAL SHORT-TERM INVESTMENTS
(Cost $9,931,496)		9,931,496	1.26

TOTAL INVESTMENTS
(Cost $685,200,287)		785,486,019	99.57

Cash and Other Assets, Less Liabilities		3,364,494	0.43

NET ASSETS		$788,850,513	100.00%

*	Non-income producing.

See notes to financial statements.

GROWTH FUND

INVESTMENT REVIEW BY TOM MARSICO AND CORALIE WITTER (UNAUDITED)

For the one-year fiscal period ended September 30, 2015, the Marsico Growth Fund posted a total return of -4.10%. For comparative purposes, the S&P 500 Index, which is the Fund’s benchmark index, had a total return of -0.61% over the same period. Please see the Fund Overview for more detailed information about the Fund’s longer-term performance for various periods ended September 30, 2015.

The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.(1)

This review highlights Fund performance over a one-year fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our current views and beliefs regarding all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today. Please see the accompanying Schedules of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

The Fund is subject to broad risks associated with investing in equity securities markets generally, including the risks that the securities and markets in which it invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and that investments may not perform as anticipated. Please see the Prospectus for more information.

The Focus Fund and the Growth Fund often invest in similar growth companies. Their performance may differ, however, because of a variety of factors. Among other factors, the Focus Fund is a non-diversified mutual fund that may hold the securities of fewer issuers than the Growth Fund, which is a diversified Fund. As a result, the Focus Fund may hold some securities that are different from those held by the Growth Fund, and the Focus Fund may be more exposed to individual stock volatility than the Growth Fund or other mutual funds that invest in a relatively larger number of securities.

A number of the Growth Fund’s Health Care holdings, particularly in the Pharmaceuticals, Biotechnology & Life Sciences industry group, detracted from its performance relative to the S&P 500 Index during the one-year fiscal period. Pacira Pharmaceuticals, Inc., a manufacturer of non-opioid post-surgical pain anesthetics, declined -57% after the company suspended its previous 2015 revenue guidance for its Exparel product. As of the end of the fiscal year, we continued to maintain a position in Pacira, as we believe the company’s therapies to be best-in-class with long-term growth opportunities. Gilead Sciences, Inc., was a long-time holding in the Fund and added significant value to the Fund’s performance over the full period it was held. During the fiscal period of this report, Gilead Sciences experienced growing competitive pricing pressures for the hepatitis C treatment market, and its stock price dipped -2% prior to being sold from the Fund. Vertex Pharmaceuticals, Inc., a manufacturer of therapies for the treatment of cystic fibrosis patients, posted a return of -17% during the period.

In the Industrials sector, the Fund’s positions in railroad operators Canadian Pacific Railway, Ltd. (-34% prior to being sold) and Union Pacific Corporation (-9% prior to being sold) faced headwinds of lower oil prices and lower volumes as fewer carloads of commodities such as coal are being transported. We chose to sell both positions, as we believe low energy prices will remain a headwind for the companies for some time.

Casino operator Wynn Resorts Ltd., a Consumer Discretionary position that had contributed positively to the Fund’s performance for more than 10 years, posted a return of -30% during the reporting period and was sold from the Fund. The Fund benefitted from the timing of the sale as Wynn Resorts continued to decline substantially after the Fund’s final sale through the end of the fiscal period. Wynn Resorts’ stock price weakened during a period of weaker Chinese economic data and the Chinese government’s anti-corruption campaign, which tended to restrain gaming activity in Macau. The Chinese government’s policies may hamper growth in Macau for some time, and it is difficult – if not impossible – to predict the timing of government policy changes. Accordingly, we chose to exit the position in favor of other investments with better growth visibility.

GROWTH FUND

Chinese ecommerce company Alibaba Group Holding Ltd. Spon. ADR (-44%) was a detractor within the Information Technology sector. Alibaba’s stock struggled on worries that slower macroeconomic growth in China could lead to fewer online retail sales. Some market participants question Alibaba’s ability to transition from focusing on sales made via desktop computers to monetizing sales made on mobile devices. We believe Alibaba will be successful in capitalizing on monetization trends, and we continue to have confidence in the company’s long-term growth opportunities. Online social networking platform LinkedIn Corporation – Cl. A (-9% prior to being sold) and Internet services company Google, Inc. – Cl. A (-18%) were other weak performing holdings within the Information Technology sector.

The Fund sold most of its Energy-related positions prior to period-end. A few of the Fund’s Energy holdings held earlier in the period, such as Antero Resources Corporation (-33% prior to being sold) and Halliburton Company (-19% prior to being sold) posted negative returns and detracted from performance. The Fund benefitted from the timing of the sale of Antero Resources Corp. as Antero continued to decline substantially after the Fund’s final sale through the end of the fiscal period.

There were several areas of strength for the Fund’s performance. From a sector allocation standpoint, the Fund benefitted relative to the benchmark index from selling most of its Energy holdings during the period and by having a significant overweight allocation to the Health Care sector, which was among the stronger-performing areas of the benchmark index.

Although several Fund holdings within the Consumer Discretionary and Health Care sectors posted negative returns, other holdings within the sectors generated superior performance results relative to the Fund’s benchmark. Coffee purveyor Starbucks Corporation soared +53% as the company reported strong sales and continued its roll-out of a mobile order and pay platform in its stores. Athletic apparel company NIKE, Inc. – Cl. B gained +39% after the company reported continued acceleration of sales in a number of its markets. We believe Nike’s future product sales growth may be further bolstered by the 2016 Brazil Olympics, as Nike will be the official footwear and apparel supplier for US Olympic athletes. Media holding The Walt Disney Company (+17%) experienced strong revenue growth in its studio and consumer products businesses, driven in part by the continued success of its animated film, “Frozen.” Health care services provider United Health Group, Inc. (+24%) demonstrated strength in its business following the passage of the Affordable Care Act.

Like the Focus Fund, leading individual holdings for the Growth Fund included financial transaction processor Visa, Inc. – Cl. A (+31%) and Facebook, Inc. – Cl. A (+14%). Financial transaction processor, Visa, managed to deliver solid performance despite a tumultuous global macroeconomic environment. Facebook’s business grew as more advertising continued to shift to online venues from traditional media such as print advertisements. Electronic game developer and distributor Electronic Arts, Inc. rose +20% after reporting strong revenue growth from sales and downloads of its video games.

The Fund also benefitted relative to its benchmark from effective stock selection in the Materials sector. Agricultural materials provider Monsanto Company (+6% prior to being sold) and paint manufacturer The Sherwin-Williams Company (+3%) each generated positive returns.

During the reporting period, the Fund increased its allocations to the Health Care and Information Technology sectors. The Fund reduced its holdings in the Energy, Industrials and Materials sectors.

Fiscal Period-End Investment Posture

As of September 30, 2015, the Fund’s largest sector allocations included Information Technology, Consumer Discretionary, Health Care and Industrials. The Fund had no exposure to the Utilities or Telecommunication Services sectors.

As noted earlier in this report, effective October 6, 2015, Kevin Boone is no longer a member of the team that co-manages the Marsico Growth Fund. We continue to be jointly and primarily responsible for day-to-day management of the Fund.

Sincerely,

THOMAS F. MARSICO
CORALIE T. WITTER, CFA
PORTFOLIO MANAGERS

(1)	Total returns are based on net change in net asset value assuming reinvestment of distributions. Please see the Prospectus for more information.

GROWTH FUND OVERVIEW

September 30, 2015 (Unaudited)

The Growth Fund invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The Growth Fund will normally hold a core position of between 35 and 50 common stocks.

TOTAL ANNUAL OPERATING EXPENSES* 1.37%	NET ASSETS $410,441,505	NET ASSET VALUE PER SHARE $20.11

GROWTH OF $10,000(1)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(2)	TOP FIVE HOLDINGS

	Facebook, Inc. - Cl. A	6.12%
	Google, Inc. - Cl. A	5.07%
	NIKE, Inc. - Cl. B	4.39%
	The Walt Disney Company	4.24%
	Starbucks Corporation	3.98%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 30, 2015 and may differ from the expense ratio disclosed in this report.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(1)	This chart assumes an initial investment of $10,000 made on September 30, 2005. Total returns are based on net change in NAV, assuming reinvestment of distributions.

(2)

Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

SCHEDULE OF INVESTMENTS

MARSICO GROWTH FUND

SCHEDULE OF INVESTMENTS

September 30, 2015

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
The Boeing Company	100,382	$13,145,023	3.20%

Airlines
Delta Air Lines, Inc.	114,551	5,139,903	1.25

Application Software
salesforce.com, inc.*	195,821	13,595,852	3.31

Automobile Manufacturers
Tesla Motors, Inc.*	25,160	6,249,744	1.52

Biotechnology
Celgene Corporation*	99,318	10,743,228	2.62
Incyte Corporation*	49,576	5,469,720	1.33
Regeneron Pharmaceuticals, Inc.*	12,002	5,582,610	1.36
Vertex Pharmaceuticals, Inc.*	112,907	11,758,135	2.87
		33,553,693	8.18
Communications Equipment
Palo Alto Networks, Inc.*	39,969	6,874,668	1.68

Data Processing & Outsourced Services
FleetCor Technologies, Inc.*	43,674	6,010,416	1.47
Visa, Inc. - Cl. A	203,363	14,166,266	3.45
		20,176,682	4.92
Drug Retail
CVS Health Corporation	129,983	12,540,760	3.06

Footwear
NIKE, Inc. - Cl. B	146,599	18,027,279	4.39

General Merchandise Stores
Dollar Tree, Inc.*	178,160	11,876,146	2.89

Health Care Facilities
HCA Holdings, Inc.*	153,462	11,871,820	2.89

Home Entertainment Software
Electronic Arts, Inc.*	186,843	12,658,613	3.08

Hotels, Resorts & Cruise Lines
Royal Caribbean Cruises Ltd.	68,279	6,082,976	1.48

Internet Retail
Amazon.com, Inc.*	17,126	8,766,628	2.14
The Priceline Group, Inc.*	7,447	9,210,897	2.24
		17,977,525	4.38

COMMON STOCKS (continued)
Internet Software & Services
Alibaba Group Holding Ltd. Spon. ADR*	139,686	$8,237,284	2.00%
Facebook, Inc. - Cl. A*	279,299	25,108,980	6.12
Google, Inc. - Cl. A*	32,593	20,806,393	5.07
		54,152,657	13.19
Investment Banking & Brokerage
The Charles Schwab Corporation	428,116	12,226,993	2.98

Life Sciences Tools & Services
Illumina, Inc.*	57,539	10,116,507	2.47

Managed Health Care
UnitedHealth Group, Inc.	128,895	14,953,109	3.64

Movies & Entertainment
The Walt Disney Company	170,314	17,406,091	4.24

Oil & Gas Equipment & Services
Schlumberger Ltd.	28,964	1,997,647	0.49

Pharmaceuticals
Allergan PLC*	47,116	12,806,600	3.12
Eli Lilly & Company	71,928	6,019,654	1.47
Pacira Pharmaceuticals, Inc.*	112,802	4,636,162	1.13
Zoetis, Inc.	188,169	7,748,800	1.89
		31,211,216	7.61
Restaurants
Chipotle Mexican Grill, Inc.*	16,828	12,120,367	2.95
Starbucks Corporation	287,371	16,334,168	3.98
		28,454,535	6.93
Semiconductors
NXP Semiconductors N.V.*	52,950	4,610,356	1.12

Specialty Chemicals
The Sherwin-Williams Company	55,906	12,454,739	3.04

Specialty Stores
Signet Jewelers Ltd.	37,181	5,061,450	1.23

Technology Hardware, Storage & Peripherals
Apple, Inc.	130,598	14,404,959	3.51

TOTAL COMMON STOCKS
(Cost $355,509,257)		396,820,943	96.68

*	Non-income producing.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

	Number of Shares	Value	Percent of Net Assets
SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund, 0.000%	13,528,740	$13,528,740	3.30%

TOTAL SHORT-TERM INVESTMENTS
(Cost $13,528,740)		13,528,740	3.30

TOTAL INVESTMENTS
(Cost $369,037,997)		410,349,683	99.98

Cash and Other Assets, Less Liabilities		91,822	0.02

NET ASSETS		$410,441,505	100.00%

See notes to financial statements.

21st CENTURY FUND

INVESTMENT REVIEW BY BRANDON GEISLER (UNAUDITED)

The Marsico 21st Century Fund posted a total return of -2.49% for the one-year fiscal period ended September 30, 2015. For comparative purposes, the S&P 500 Index, which is the Fund’s primary benchmark index, had a total return of -0.61% over the same time period. The Russell 3000 Index, a proxy for the performance of all publicly-traded US equity securities including smaller capitalization companies (which may be a useful comparison in light of the Fund’s ability to invest across the entire market capitalization spectrum), had a total return of -0.49% for the fiscal period. Please see the Fund Overview immediately following this commentary for more detailed information about the Fund’s longer-term performance for various time periods ended September 30, 2015.

The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.(1)

This review highlights Fund performance over a one-year fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our current views and beliefs regarding all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

The Fund is subject to broad risks associated with investing in equity securities markets generally, including the risks that the securities and markets in which it invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and that investments may not perform as anticipated. Please see the Prospectus for more information.

Several weak-performing stocks in the Consumer Discretionary, Health Care and Industrials sectors were the primary detractors from the 21st Century Fund’s performance compared to its benchmark during the period. One of the larger positive contributors to the Fund’s performance over the past 10 years, casino operator Wynn Resorts Ltd., declined -30% during the reporting period prior to being sold. The Fund benefitted from the timing of the sale as Wynn Resorts continued to decline substantially after the Fund’s final sale through the end of the fiscal period. Wynn Resorts’ stock price struggled during a period of weaker Chinese economic data and the Chinese government’s anti-corruption campaign, which tended to restrain gaming activity in Macau. Online travel reservations company TripAdvisor, Inc. also posted a negative return (-23% during the period) and was sold. TripAdvisor’s stock price struggled after the company reported weaker than expected click-based ad revenue.

Health Care holdings Salix Pharmaceuticals Ltd. (-43% prior to being sold), Concordia Healthcare Corporation (-47%) and Gilead Sciences, Inc. (-7% prior to being sold) each posted negative returns during the period. The Fund sold Salix after the company announced inventory issues for several of its key products. Gilead Sciences was a long-time holding in the Fund, and added significant value to the Fund’s performance over the full period it was held. During the past year, Gilead Sciences experienced growing competitive pricing pressures for the hepatitis C treatment market, and was sold from the Fund. In the final weeks of the reporting period, comments by US presidential candidates led to greater concerns that legislative changes could lead to drug price controls and hamper profitability for drug manufacturers, and related attention to drug pricing contributed to a sell-off in many pharmaceutical and biotechnology company stocks. Concordia Healthcare, a biopharmaceutical company with headquarters in Canada, was among the stocks impacted.

Sharply lower energy prices negatively affected several of the Fund’s Industrials holdings such as railroad operators Genesee & Wyoming, Inc. – Cl. A (-38%) and Canadian Pacific Railway, Ltd. (-27%). BE Aerospace, Inc. (-28%), a manufacturer of interior cabin products for aircraft, also experienced challenges as weaker global oil prices temporarily slowed demand for new aircraft and aircraft components despite beneficial energy cost reductions.

The Fund also sold all of its holdings in the Energy sector prior to period-end given the lower energy prices. The Fund’s Energy holdings held early in the period posted negative returns and detracted from performance.

21st CENTURY FUND

Chinese ecommerce company Alibaba Group Holding Ltd. Spon. ADR returned -16% prior to being sold from the Fund. Alibaba’s stock struggled on worries that slower macroeconomic growth in China could lead to fewer online retail sales.

Superior stock selection in the Information Technology sector and favorable sector allocation effects were primary factors contributing positively to the Fund’s performance. Video game company Electronic Arts, Inc. (+54%), social media company Facebook, Inc. – Cl. A (+13%) and cloud computing company salesforce.com, inc. (+21%) each had a material, positive impact on performance.

Select holdings in the Consumer Staples, Materials and Financials sectors also generated strong returns. Constellation Brands, Inc. – Cl. A soared +44% after the company reported strong beer sales that exceeded market expectations. Agricultural materials provider Monsanto Company (+5% prior to being sold) and paint manufacturer The Sherwin-Williams Company (+2%) each generated positive returns. First Republic Bank (+29%) performed well as the company reported strong loan and deposit growth.

While several Fund holdings within the Consumer Discretionary and Health Care sectors posted negative returns, other holdings within the sectors performed well. Leading Consumer Discretionary holdings included Norwegian Cruise Line Holdings Ltd. (+23%), Domino’s Pizza, Inc. (+43%) and The Walt Disney Company (+17%). Health Care holding, DexCom, Inc., a manufacturer of systems for diabetes management, rose +99%.

The Fund’s overall sector allocation effect was positive relative to the benchmark index. The Fund did well by having an underweight allocation to the Energy sector and by selling its few Energy holdings prior to period-end. The Fund also benefitted relative to the benchmark index from having an overweight allocation to the Consumer Discretionary sector, which was the strongest-performing sector of the benchmark index during the period.

During the reporting period, the Fund sold its Energy holdings, as noted earlier, and reduced its allocations to the Industrials and Materials sectors. The Fund increased its allocation to the Health Care and Information Technology sectors.

Fiscal Period-End Investment Posture

As of September 30, 2015, the Fund’s primary economic sector allocations included Information Technology, Health Care, Consumer Discretionary and Industrials. The Fund had no investments in the Energy and Utilities sectors.

Sincerely,

BRANDON A. GEISLER
PORTFOLIO MANAGER

(1)

Total returns are based on net change in net asset value assuming reinvestment of distributions. Periodically, certain fees and expenses have been waived or reimbursed by the Adviser for the 21st Century Fund. In the absence of such a waiver, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses from the 21st Century Fund resulting in a lower performance return. Please see the Prospectus for more information.

21st CENTURY FUND OVERVIEW

September 30, 2015 (Unaudited)

The 21st Century Fund invests primarily in common stocks that are selected for their long-term growth potential. The Fund may invest in companies of any size, and will normally hold a core position of between 35 and 60 common stocks.

TOTAL ANNUAL OPERATING EXPENSES* 1.43%	NET ASSETS $268,383,830	NET ASSET VALUE PER SHARE $20.38

GROWTH OF $10,000(1)(2)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(3)	TOP FIVE HOLDINGS

	Facebook, Inc. - Cl. A	5.91%
	MasterCard, Inc. - Cl. A	3.96%
	Constellation Brands, Inc. - Cl. A	3.63%
	Norwegian Cruise Line Holdings Ltd.	3.63%
	Electronic Arts, Inc.	3.16%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 30, 2015 and may differ from the expense ratio disclosed in this report.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(1)

Periodically, certain fees and expenses have been waived or reimbursed by the Adviser for the 21st Century Fund. In the absence of such a waiver, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses from the 21st Century Fund resulting in a lower performance return.

(2)	This chart assumes an initial investment of $10,000 made on September 30, 2005. Total returns are based on net change in NAV, assuming reinvestment of distributions.

(3)

Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

19

SCHEDULE OF INVESTMENTS

MARSICO 21st CENTURY FUND

SCHEDULE OF INVESTMENTS

September 30, 2015

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
BE Aerospace, Inc.	91,649	$4,023,391	1.50%
The Boeing Company	58,402	7,647,742	2.85
		11,671,133	4.35
Airlines
Delta Air Lines, Inc.	59,247	2,658,413	0.99

Application Software
Mobileye N.V.*	45,593	2,073,569	0.77
salesforce.com, inc.*	114,104	7,922,241	2.95
		9,995,810	3.72
Automobile Manufacturers
Tesla Motors, Inc.*	19,767	4,910,123	1.83

Automotive Retail
O'Reilly Automotive, Inc.*	17,779	4,444,750	1.66

Biotechnology
Alexion Pharmaceuticals, Inc.*	20,350	3,182,536	1.19
Alkermes PLC*	99,739	5,851,687	2.18
Isis Pharmaceuticals, Inc.*	27,865	1,126,303	0.42
Juno Therapeutics, Inc.*	28,456	1,157,875	0.43
NATERA, Inc.*	65,936	715,406	0.27
Regeneron Pharmaceuticals, Inc.*	11,561	5,377,484	2.00
		17,411,291	6.49
Communications Equipment
Palo Alto Networks, Inc.*	25,333	4,357,276	1.62

Construction Materials
Vulcan Materials Company	22,640	2,019,488	0.75

Data Processing & Outsourced Services
FleetCor Technologies, Inc.*	40,009	5,506,039	2.05
MasterCard, Inc. - Cl. A	117,852	10,620,822	3.96
		16,126,861	6.01
Distillers & Vintners
Constellation Brands, Inc. - Cl. A	77,746	9,734,577	3.63

Diversified Support Services
Healthcare Services Group, Inc.	85,588	2,884,315	1.07

General Merchandise Stores
Burlington Stores, Inc.*	93,211	4,757,489	1.77

Health Care Equipment
ConforMIS, Inc.*	55,348	999,585	0.37
DexCom, Inc.*	70,014	6,011,402	2.24
Intuitive Surgical, Inc.*	7,215	3,315,870	1.24
		10,326,857	3.85
Health Care Facilities
Acadia Healthcare Company, Inc.*	65,496	4,340,420	1.62

COMMON STOCKS (continued)
Health Care Services
Envision Healthcare Holdings, Inc.*	97,968	$3,604,243	1.34%

Home Entertainment Software
Electronic Arts, Inc.*	125,066	8,473,221	3.16

Hotels, Resorts & Cruise Lines
Norwegian Cruise Line Holdings Ltd.*	169,843	9,732,004	3.63

Internet Retail
Amazon.com, Inc.*	14,372	7,356,883	2.74
Ctrip.com International, Ltd. ADR*	42,284	2,671,503	1.00
NetFlix, Inc.*	27,135	2,801,960	1.04
Yoox SpA*	68,680	2,067,806	0.77
		14,898,152	5.55
Internet Software & Services
CoStar Group, Inc.*	23,846	4,126,789	1.54
Envestnet, Inc.*	18,464	553,366	0.21
Facebook, Inc. - Cl. A*	176,535	15,870,497	5.91
LinkedIn Corporation - Cl. A*	16,226	3,085,049	1.15
		23,635,701	8.81
Investment Banking & Brokerage
The Charles Schwab Corporation	230,969	6,596,475	2.46

Life Sciences Tools & Services
Illumina, Inc.*	30,456	5,354,774	2.00

Movies & Entertainment
Imax Corporation*	88,002	2,973,587	1.11
The Walt Disney Company	79,218	8,096,080	3.01
		11,069,667	4.12
Packaged Foods & Meats
Blue Buffalo Pet Products, Inc.*	55,386	991,963	0.37

Pharmaceuticals
Allergan PLC*	27,841	7,567,462	2.82
Concordia Healthcare Corporation	54,565	2,328,161	0.87
Endo International PLC*	110,634	7,664,724	2.85
		17,560,347	6.54
Railroads
Canadian Pacific Railway Ltd.	26,875	3,858,444	1.44
Genesee & Wyoming, Inc. - Cl. A*	22,906	1,353,286	0.50
		5,211,730	1.94
Regional Banks
First Republic Bank	112,291	7,048,506	2.63

Restaurants
Domino's Pizza, Inc.	60,997	6,582,186	2.45

Semiconductors
ARM Holdings PLC	190,851	2,741,997	1.02
NXP Semiconductors N.V.*	89,383	7,782,578	2.90
		10,524,575	3.92

*	Non-income producing.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

MARSICO 21st CENTURY FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2015

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS (continued)
Specialty Chemicals
The Sherwin-Williams Company	18,748	$4,176,679	1.56%

Systems Software
Tableau Software, Inc. - Cl. A*	19,121	1,525,473	0.57

Wireless Telecommunication Services
SBA Communications Corporation - Cl. A*	45,185	4,732,677	1.76

TOTAL COMMON STOCKS
(Cost $211,741,171)		247,357,176	92.17

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund, 0.000%	21,204,689	21,204,689	7.90

TOTAL SHORT-TERM INVESTMENTS
(Cost $21,204,689)		21,204,689	7.90

TOTAL INVESTMENTS
(Cost $232,945,860)		268,561,865	100.07

Liabilities, Less Cash and Other Assets		(178,035)	(0.07)

NET ASSETS		$268,383,830	100.00%

*	Non-income producing.

See notes to financial statements.

INTERNATIONAL OPPORTUNITIES FUND

INVESTMENT REVIEW BY MUNISH MALHOTRA (UNAUDITED)

The Marsico International Opportunities Fund posted a total return of (US$) -1.43% for the one-year fiscal period ended September 30, 2015. For comparative purposes, the MSCI EAFE Index, which is the Fund’s benchmark index, had a total return of (US$) -8.66%. Please see the Fund Overview immediately following this commentary for more detailed information about the Fund’s longer-term performance for various time periods ended September 30, 2015.

The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.(1)

This review highlights Fund performance over a one-year fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our current views and beliefs regarding all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, differences in securities regulations and accounting standards, possible changes in taxation, limited public information, and other factors. In addition, the Fund is subject to broad risks associated with investing in equity securities markets generally, including the risks that the securities and markets in which it invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and that investments may not perform as anticipated. Please see the Prospectus for more information.

Superior stock selection and an overweight allocation to the Information Technology sector were significant contributors to the International Opportunities Fund’s substantial outperformance compared to its benchmark during the period. Leading Information Technology holdings in the Fund included financial transaction processor MasterCard Inc. – Cl. A (+22%), Chinese Internet services company Tencent Holdings Ltd. (+12%), United Kingdom’s online auto classified advertising service Auto Trader Group PLC (+47%), social media platform Facebook, Inc. – Cl. A (+10%) and global financial technology services company Wirecard A.G. (+24% prior to being sold). Information Technology was a relatively strong performing area of the benchmark index, and the Fund was aided by having a significant portion of its net assets invested in the sector.

Similarly, the Fund benefitted relative to the benchmark index from good stock selection and an overweight to the Consumer Discretionary sector. United Kingdom-based pizza master-franchise company Domino’s Pizza Group PLC soared +50% on strong system sales growth in the UK market. The Fund also held a position in related company Domino’s Pizza Enterprises Ltd., which holds master franchise rights for the pizza brand in markets including Australia, New Zealand, France, Belgium, the Netherlands and Japan. Domino’s Pizza Enterprises gained +15% during the period it was held in the Fund, buoyed by strong results in its European market. Norwegian Cruise Line Holdings Ltd. (+30%), Japanese retailer Start Today Company Ltd. (+42%) and media company Liberty Global PLC – Series C (+3%) were other positive contributors in the sector.

Other individual Fund holdings having a material, positive impact on performance included Ryanair Holdings PLC Spon. ADR (+27%) and Hargreaves Lansdown PLC (+23%). European discount airline Ryanair Holdings reported strong profits and operating performance during the period. Hargreaves Lansdown’s platform, Vantage, is the United Kingdom’s largest investment and fund supermarket.

The Fund sold its sole holding in the Energy sector during the period. This aided Fund performance relative to the benchmark index, as Energy was the weakest-performing sector of the MSCI EAFE Index.

INTERNATIONAL OPPORTUNITIES FUND

Although active currency management is not a central facet of the Fund’s investment process, fluctuations in major world currencies can at times affect the Fund’s performance. During the period, the net effect of currency moves was positive for the Fund. The Fund did well as compared to the benchmark index by having greater exposure to securities denominated in the US dollar, which strengthened versus most major world currencies. Additionally, the Fund’s results were positively affected by having an underweight allocation to the euro and the Australian dollar, which weakened during the period. A portion of this positive effect was offset by the Fund’s holdings in securities denominated in the Canadian dollar. The Canadian dollar, like currencies of many commodity-rich countries, weakened during the period. Canadian securities are not constituents of the benchmark index.

A number of weaker stocks in the Health Care sector were the primary detractors from Fund performance relative to its benchmark during the period. In the final weeks of the reporting period, comments by US presidential candidates led to greater concerns that legislative changes could lead to drug price controls and hamper profitability for drug manufacturers, and related attention to drug pricing contributed to a sell-off in many pharmaceutical and biotechnology company stocks. Concordia Healthcare Corporation (-44%), a biopharmaceutical company with headquarters in Canada, was among the stocks impacted. UCB S.A., a Belgium headquartered manufacturer of treatment for central nervous system disorders, declined -16% and was sold from the Fund. Novadaq Technologies, Inc., a developer of imaging technologies for surgical procedures, posted a return of -30% prior to being sold from the Fund.

From a sector allocation perspective, the Fund’s performance was held back by having very few investments in the strongest-performing sector of the benchmark index, Consumer Staples.

During the period, the Fund significantly increased its allocation to the Consumer Discretionary sector. The Fund reduced its allocations to the Industrials and Energy sectors.

The International Opportunities Fund experienced elevated portfolio turnover during the period, which primarily related to the Fund’s changing its portfolio composition to reinvest in other positions that we believe may have more upside potential and to take advantage of new opportunities. Portfolio turnover increases transaction-related expenses and could reduce Fund returns.

Fiscal Period-End Investment Posture

As of September 30, 2015, the Fund’s primary economic sector allocations included Consumer Discretionary, Information Technology, Health Care and Industrials. The Fund had no exposure to the Utilities, Telecommunication Services, Energy and Materials sectors at period-end.

In terms of country allocations, the Fund’s most significant weightings at period-end, excluding short-term investments, were the United States, the United Kingdom, China/Hong Kong, Canada, France and Australia. The Fund’s United States holdings primarily comprised multi-national companies. Country-level weightings generally should be considered a residual of the Fund’s stock selection process rather than a major, proactive facet of its investment strategy.

Sincerely,

MUNISH MALHOTRA, CFA
PORTFOLIO MANAGER

(1)

Total returns are based on net change in net asset value assuming reinvestment of distributions. Periodically, certain fees and expenses have been waived or reimbursed by the Adviser for the International Opportunities Fund. In the absence of such a waiver, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses from the International Opportunities Fund resulting in a lower performance return. Please see the Prospectus for more information.

INTERNATIONAL OPPORTUNITIES FUND OVERVIEW

September 30, 2015 (Unaudited)

The International Opportunities Fund invests primarily in common stocks of foreign companies that are selected for their long-term growth potential, including foreign securities, whether traded in the US (including as American Depositary Receipts) or in foreign markets or both. The Fund may invest in an unlimited number of companies of any size throughout the world. It normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in various issuers or securities that together have ties to at least four different foreign countries. Some issuers or securities in the Fund’s portfolio may be based in or economically tied to the United States or to emerging markets.

TOTAL ANNUAL OPERATING EXPENSES* NET EXPENSES*†	1.69% 1.60%	NET ASSETS $89,140,675	NET ASSET VALUE PER SHARE $14.51

GROWTH OF $10,000(1)(2)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(3)	TOP FIVE HOLDINGS

	Liberty Global PLC - Series C	4.84%
	Endo International PLC	4.21%
	MasterCard, Inc. - Cl. A	4.18%
	The Priceline Group, Inc.	4.06%
	Facebook, Inc. - Cl. A	3.96%

*

The Total Annual Operating Expenses and Net Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 30, 2015 and may differ from the expense ratios disclosed in this report.

†

Marsico Capital Management, LLC (the “Adviser”) has entered into a written expense limitation and fee waiver agreement under which it has agreed to limit the total expenses of the International Opportunities Fund (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 1.60% of the Fund’s average net assets until January 31, 2016. This expense limitation and fee waiver agreement may be terminated by the Adviser at any time after January 31, 2016, upon 15 days prior notice to the Fund and its administrator. The Adviser may recoup from the Fund fees previously waived or expenses previously reimbursed by the Adviser with respect to the Fund pursuant to this agreement (or a previous expense limitation agreement) if: (1) such recoupment by the Adviser does not cause the Fund, at the time of recoupment, to exceed the lesser of (a) the expense limitation in effect at the time the relevant amount was waived and/or reimbursed, or (b) the expense limitation in effect at the time of the proposed recoupment, and (2) the recoupment is made within three fiscal years after the end of the fiscal year in which the amount was waived or reimbursed.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(1)

Periodically, certain fees and expenses have been waived or reimbursed by the Adviser for the International Opportunities Fund. In the absence of such a waiver, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses from the International Opportunities Fund resulting in a lower performance return.

(2)	This chart assumes an initial investment of $10,000 made on September 30, 2005. Total returns are based on net change in NAV, assuming reinvestment of distributions.
(3)

Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

The MSCI EAFE Index tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

SCHEDULE OF INVESTMENTS

MARSICO INTERNATIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

September 30, 2015

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Advertising
JC Decaux S.A.	77,707	$2,824,723	3.17%
REA Group Ltd.	83,451	2,613,283	2.93
		5,438,006	6.10
Aerospace & Defense
Safran S.A.	24,903	1,872,496	2.10

Airlines
Ryanair Holdings PLC Spon. ADR	40,040	3,135,132	3.52

Application Software
Constellation Software, Inc.	2,219	930,084	1.04

Asset Management & Custody Banks
Hargreaves Lansdown PLC	169,057	3,091,768	3.47

Biotechnology
Alkermes PLC*	32,644	1,915,224	2.15

Cable & Satellite
Liberty Global PLC - Series C*	105,251	4,317,396	4.84

Data Processing & Outsourced Services
MasterCard, Inc. - Cl. A	41,313	3,723,128	4.18

Distillers & Vintners
Remy Cointreau S.A.	19,858	1,305,020	1.46

Home Entertainment Software
Nintendo Co., Ltd.	9,600	1,618,096	1.81

Hotels, Resorts & Cruise Lines
Norwegian Cruise Line Holdings Ltd.*	56,941	3,262,719	3.66

Internet Retail
Ctrip.com International, Ltd. ADR*	29,568	1,868,106	2.09
MakeMyTrip Ltd.*	65,201	896,514	1.01
Start Today Company Ltd.	64,300	2,128,345	2.39
The Priceline Group, Inc.*	2,923	3,615,342	4.06
Vipshop Holdings Ltd. Spon. ADR*	105,734	1,776,331	1.99
Yoox SpA*	65,566	1,974,050	2.21
		12,258,688	13.75
Internet Software & Services
Alibaba Group Holding Ltd. Spon. ADR*	30,045	1,771,753	1.99
Auto Trader Group PLC*	361,916	1,862,052	2.09
Facebook, Inc. - Cl. A*	39,261	3,529,564	3.96
Tencent Holdings Ltd.	170,400	2,876,806	3.22
		10,040,175	11.26
Movies & Entertainment
Eros International PLC*	30,045	816,924	0.92
Imax Corporation*	44,185	1,493,011	1.67
		2,309,935	2.59
COMMON STOCKS (continued)
Pharmaceuticals
Concordia Healthcare Corporation	65,513	$2,795,287	3.14%
Endo International PLC*	54,182	3,753,729	4.21
GW Pharmaceuticals PLC ADR*	4,822	440,586	0.50
Novartis AG	30,573	2,810,021	3.15
Novo Nordisk A/S - Cl. B	50,559	2,728,394	3.06
Valeant Pharmaceuticals International, Inc.*	11,156	1,991,277	2.23
		14,519,294	16.29
Publishing
Rightmove PLC	26,214	1,449,814	1.63

Railroads
Canadian Pacific Railway Ltd.	6,761	970,402	1.09

Restaurants
Domino's Pizza Enterprises Ltd.	104,532	2,973,200	3.34
Domino's Pizza Group PLC	218,169	2,935,567	3.29
		5,908,767	6.63
Semiconductor Equipment
ASML Holding N.V.	10,426	916,475	1.03

Semiconductors
ARM Holdings PLC	194,167	2,789,639	3.13
NXP Semiconductors N.V.*	31,804	2,769,174	3.11
		5,558,813	6.24
Systems Software
Check Point Software Technologies Ltd.*	35,490	2,815,422	3.16

TOTAL COMMON STOCKS
(Cost $82,829,112)		87,356,854	98.00

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund, 0.000%	3,338,114	3,338,114	3.74

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,338,114)		3,338,114	3.74

TOTAL INVESTMENTS
(Cost $86,167,226)		90,694,968	101.74

Liabilities, Less Cash and Other Assets		(1,554,293)	(1.74)

NET ASSETS		$89,140,675	100.00%

*	Non-income producing.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

SUMMARY OF INVESTMENTS BY COUNTRY
Country	Market Value	Percent of Investment Securities
Australia	$5,586,483	6.16%
Canada	8,180,061	9.02
China/Hong Kong	8,292,996	9.14
Denmark	2,728,394	3.01
France	6,002,239	6.62
India	1,713,438	1.89
Ireland	5,050,356	5.57
Israel	2,815,422	3.10
Italy	1,974,050	2.18
Japan	3,746,441	4.13
Netherlands	3,685,649	4.06
Switzerland	2,810,021	3.10
United Kingdom	16,886,822	18.62
United States(1)	21,222,596	23.40
	$90,694,968	100.00%

(1)	Includes short-term securities.

See notes to financial statements.

FLEXIBLE CAPITAL FUND

INVESTMENT REVIEW BY MUNISH MALHOTRA AND JORDON LAYCOB (UNAUDITED)

The Marsico Flexible Capital Fund posted a total return of -0.81% for the one-year fiscal period ended September 30, 2015. For comparative purposes, the S&P 500 Index, which is the Fund’s benchmark index, had a total return of -0.61%. Please see the Fund Overview immediately following this commentary for more detailed information about the Fund’s performance for various time periods ended September 30, 2015.

The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.(1)

This review highlights Fund performance over a one-year fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our current views and beliefs regarding all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

The Fund is subject to broad risks associated with investing in equity securities markets generally, including the risks that the securities and markets in which it invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and that investments may not perform as anticipated. Please see the Prospectus for more information.

Throughout the period, the Flexible Capital Fund’s exposure to the Consumer Discretionary sector was more than twice that of its benchmark, the S&P 500 Index. This positioning aided the Fund’s relative performance, as Consumer Discretionary was the strongest-performing sector of the benchmark index. Certain holdings within the sector performed well. United Kingdom-based pizza master-franchise company Domino’s Pizza Group PLC soared +49% on strong system sales growth in the UK market. Retailer Lowe’s Companies, Inc. (+30% prior to being sold) benefitted from a strong home improvement market and efforts to improve its retail merchandising. ClubCorp Holdings, Inc. an owner and operator of private golf and country clubs, rose +11%.

Stock selection in the Consumer Staples sector was strong. Constellation Brands, Inc. – Cl. A soared +44% after the company reported strong beer sales that exceeded market expectations. Keurig Green Mountain, Inc. (+13% prior to being sold) was sold on stock price appreciation after the company benefitted from several key growth catalysts.

Within the Financials sector, options and futures exchange CME Group, Inc. (+20%) generated a strong return as the company reported strong market data and information services revenues.

The Fund had very few investments in the Energy sector during the period. This aided Fund performance relative to the benchmark index, as Energy was the weakest-performing sector of the S&P 500 Index.

There were a few areas of weakness for the Fund during the period. Casino operator Wynn Resorts Ltd. posted a decline of -43% during the period prior to being sold. The Fund benefitted from the timing of the sale as Wynn Resorts continued to decline substantially after the Fund’s final sale through the end of the fiscal period. Wynn Resorts’ stock price struggled during a period of weaker Chinese economic data and the Chinese government’s anti-corruption campaign, which tended to restrain gaming activity in Macau. Louis XIII Holdings Ltd., a construction and engineering company in the process of developing a high-end casino in Macau, also posted a decline of -43%.

Several stocks in the Pharmaceuticals Biotechnology & Life Sciences industry group detracted from performance. Pacira Pharmaceuticals, Inc., a manufacturer of non-opioid post-surgical pain anesthetics, posted a return of -39% during the period it was held by the Fund. Pacira’s stock price slumped after the company suspended its previous 2015 revenue guidance for its Exparel product. As of the end of the fiscal year, we continued to maintain a position in Pacira, as we believe the company’s therapies to be best-in-class with long-term growth opportunities. Gilead Sciences, Inc. experienced

FLEXIBLE CAPITAL FUND

growing competitive pricing pressures for the hepatitis C treatment market, and its stock price dipped -2% prior to being sold from the Fund. Biogen Idec Inc., meanwhile, slid -5% during the period prior to being sold. The company significantly cut its 2015 guidance on slower sales of its blockbuster multiple sclerosis drug, Tecfidera.

Canadian Pacific Railway Ltd. (-31% prior to being sold), like other railroad companies, faced headwinds of lower oil prices and lower volumes as fewer carloads of commodities such as coal are being transported. Though we believe Canadian Pacific to be among the best managed and operated railroad companies with significant pricing power, we chose to sell the position, as we believe low energy prices will remain a headwind for the company for some time.

The Fund has the opportunity to invest across various asset classes and may adjust its asset allocations with changing conditions in the market. During the reporting period, the Fund focused its investments in US equities as we believed the economic backdrop, valuations and growth opportunities in the US markets were most supportive of returns. During the period, the Fund reduced its allocations to the Consumer Discretionary, Materials, Health Care and Energy sectors. The Fund’s allocations to the Financials and Consumer Staples sectors increased.

Debt markets generally did not offer attractive investment opportunities for the Fund during the fiscal year period. The debt markets were characterized by tight spreads, high issuance, below average default rates and an expected higher interest rate cycle. The Fund had a modest allocation to fixed income, primarily investing in short-term, callable bonds that generate yield and may provide stability during periods of movements in US Treasury rates. In general, however, we found equities to be more attractive than fixed income during the period.

At the end of the reporting period, the Fund’s cash and short-term equivalents position rose and represented more than 10% of the Fund’s net assets. This position is intended to provide a limited measure of down-side protection as we anticipate a choppy market environment given the uncertain timing of US interest rate increases and market concerns about a potential hard landing in China. While the Fund’s cash and short-term investments position represents a modestly defensive posture, it is intended to be used opportunistically in the event that any further dislocation in the global markets may provide investment opportunities for purchases of stocks or debt securities.

Fiscal Period-End Investment Posture

As of period-end, the Fund’s primary economic sector allocations included Consumer Discretionary, Information Technology, Financials, Health Care and Industrials. At period-end, the Fund had no exposure to the Utilities sector.

Sincerely,

MUNISH MALHOTRA, CFA
JORDON S. LAYCOB
PORTFOLIO MANAGERS

(1)

Total returns are based on net change in net asset value assuming reinvestment of distributions. Periodically, certain fees and expenses have been waived or reimbursed by the Adviser for the Flexible Capital Fund. In the absence of such a waiver, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Please see the Prospectus for more information.

FLEXIBLE CAPITAL FUND OVERVIEW

September 30, 2015 (Unaudited)

The Flexible Capital Fund invests primarily in equity securities and other investments that are selected primarily for their long-term growth potential. The Fund may invest in issuers of any size throughout the world, and will normally hold a core position of between 20 and 50 securities or other investments.

TOTAL ANNUAL OPERATING EXPENSES* 1.39%	NET ASSETS $549,212,560	NET ASSET VALUE PER SHARE $16.59

GROWTH OF $10,000(1)(2)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(3)	TOP FIVE HOLDINGS

	Constellation Brands, Inc. - Cl. A	5.22%
	The Home Depot, Inc.	5.20%
	Facebook, Inc. - Cl. A	4.89%
	Visa, Inc. - Cl. A	4.85%
	The Walt Disney Company	4.45%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 30, 2015 and may differ from the expense ratio disclosed in this report.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(1)

Periodically, certain fees and expenses have been waived or reimbursed by the Adviser for the Flexible Capital Fund. In the absence of such a waiver, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters.

(2)	This chart assumes an initial investment of $10,000 made on December 29, 2006 (inception). Total returns are based on change in NAV, assuming reinvestment of distributions.

(3)

Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

SCHEDULE OF INVESTMENTS

MARSICO FLEXIBLE CAPITAL FUND

SCHEDULE OF INVESTMENTS

September 30, 2015

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
BAE Systems PLC	2,514,521	$17,044,913	3.10%

Automotive Retail
O'Reilly Automotive, Inc.*	59,020	14,755,000	2.69

Brewers
Molson Coors Brewing Company - Cl. B	131,769	10,939,462	1.99

Cable & Satellite
Liberty Global PLC - Series C*	408,123	16,741,205	3.05

Construction & Engineering
Louis XIII Holdings Ltd.*	11,376,000	3,108,888	0.57

Data Processing & Outsourced Services
Visa, Inc. - Cl. A	382,374	26,636,173	4.85

Distillers & Vintners
Constellation Brands, Inc. - Cl. A	229,134	28,689,868	5.22

Diversified Banks
Citigroup, Inc.	387,341	19,215,987	3.50

Health Care Equipment
ConforMIS, Inc.*	219,233	3,959,348	0.72

Health Care Services
Envision Healthcare Holdings, Inc.*	460,535	16,943,083	3.08

Home Improvement Retail
The Home Depot, Inc.	247,197	28,548,782	5.20

Hotels, Resorts & Cruise Lines
Marriott International, Inc. - Cl. A	165,806	11,307,969	2.06

Internet Software & Services
Alibaba Group Holding Ltd. Spon. ADR*	163,057	9,615,471	1.75
Facebook, Inc. - Cl. A*	298,808	26,862,839	4.89
Google, Inc. - Cl. A*	18,082	11,543,007	2.10
		48,021,317	8.74
Leisure Facilities
ClubCorp Holdings, Inc.	1,015,139	21,784,883	3.97

Mortgage REITs
Starwood Property Trust, Inc.	863,213	17,713,131	3.23

Movies & Entertainment
The Walt Disney Company	239,134	24,439,495	4.45

Pharmaceuticals
Eli Lilly & Company	169,056	$14,148,297	2.58%
Novartis AG	141,738	13,027,400	2.37
Pacira Pharmaceuticals, Inc.*	84,442	3,470,566	0.63
		30,646,263	5.58
Research & Consulting Services
Nielsen Holdings N.V.	416,918	18,540,344	3.38

Restaurants
Domino's Pizza Group PLC	1,547,692	20,824,929	3.79

Specialized Finance
CME Group, Inc.	147,418	13,671,545	2.49

Specialized REITs
Crown Castle International Corp.	211,201	16,657,423	3.03

Technology Hardware, Storage & Peripherals
Apple, Inc.	164,853	18,183,286	3.31

TOTAL COMMON STOCKS
(Cost $368,753,773)		428,373,294	78.00

CORPORATE BONDS
Casinos & Gaming
Pinnacle Entertainment, Inc., 7.500%, 4/15/21	$6,000,000	6,255,000	1.14

Metal & Glass Containers
Ball Corp., 4.000%, 11/15/23	6,000,000	5,610,000	1.02

Oil & Gas Exploration & Production
Antero Resources Corporation, 5.625%, 6/1/23	1,500,000	1,316,250	0.24

Real Estate Development
The Howard Hughes Corporation, 6.875%, 10/1/21	4,000,000	4,063,600	0.74

Research & Consulting Services
IHS, Inc., 5.000%, 11/1/22	6,000,000	5,767,500	1.05

Semiconductors
Micron Technology, Inc., 5.500%, 2/1/25	4,000,000	3,670,000	0.67

Wireless Telecommunication Services
T-Mobile USA, Inc., 6.464%, 4/28/19	4,000,000	4,070,000	0.74

TOTAL CORPORATE BONDS
(Cost $31,979,689)		30,752,350	5.60

*	Non-income producing.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

MARSICO FLEXIBLE CAPITAL FUND

SCHEDULE OF INVESTMENTS (continued)

September 30, 2015

	Number of Shares	Value	Percent of Net Assets
PREFERRED STOCKS
Diversified Banks
Wells Fargo & Company, Series N, 5.200%	172,538	$4,178,870	0.76%

Mortgage REITs
NorthStar Realty Finance Corp., Series E, 8.750%	143,529	3,477,708	0.63

Regional Banks
BB&T Corporation, Series D, 5.850%	150,181	3,807,088	0.69
First Niagara Financial Group, Inc., Series B, 8.625%	168,558	4,468,473	0.82
Regions Financial Corporation, Series A, 6.375%	154,966	3,942,335	0.72
		12,217,896	2.23
TOTAL PREFERRED STOCKS
(Cost $19,290,972)		19,874,474	3.62

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund, 0.000%	59,217,980	59,217,980	10.78

TOTAL SHORT-TERM INVESTMENTS
(Cost $59,217,980)		59,217,980	10.78

TOTAL INVESTMENTS
(Cost $479,242,414)		538,218,098	98.00

Cash and Other Assets, Less Liabilities		10,994,462	2.00

NET ASSETS		$549,212,560	100.00%

See notes to financial statements.

GLOBAL FUND

INVESTMENT REVIEW BY TOM MARSICO (UNAUDITED)

The Marsico Global Fund posted a total return of (US$) -3.51% for the one-year fiscal period ended September 30, 2015. For comparative purposes, the MSCI All Country World Index (“MSCI ACWI Index”), which is the Fund’s benchmark index, had a total return of (US$) -6.66%. The MSCI ACWI Index measures equity market performance in the global developed and emerging markets. Please see the Fund Overview immediately following this commentary for more detailed information about the Fund’s performance for various time periods ended September 30, 2015.

The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.(1)

This review highlights Fund performance over a one-year fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our current views and beliefs regarding all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, differences in securities regulations and accounting standards, possible changes in taxation, limited public information, and other factors. In addition, the Fund is subject to broad risks associated with investing in equity securities markets generally, including the risks that the securities and markets in which it invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and that investments may not perform as anticipated. Please see the Prospectus for more information.

Favorable sector allocations contributed to the Global Fund’s outperformance versus the MSCI ACWI Index during the period. The Fund was well-positioned in having a significant portion of its net assets invested in the Consumer Discretionary sector, the strongest-performing sector of the benchmark index. An underweight allocation to the weakest-performing sector of the benchmark index, Energy, also aided performance.

Stock selection in the Consumer Discretionary sector was strong. United Kingdom-based pizza master-franchise company Domino’s Pizza Group PLC soared +49% on strong system sales growth in the UK market. Athletic apparel company NIKE, Inc. – Cl. B gained +39% after the company reported continued acceleration of sales in a number of its markets. Norwegian Cruise Line Holdings Ltd. (+13%), The Walt Disney Company (+17%) and luxury retailer Hermes International (+25%) were other leading holdings within the sector.

Several of the Fund’s Information Technology positions generated sizeable stock price gains. Financial transaction processor, Visa, Inc. – Cl. A (+31%), managed to deliver solid performance despite a tumultuous global macroeconomic environment. Social media company, Facebook, Inc. – Cl. A (+13%) saw its business grow as more advertising continued to shift to online venues from traditional media such as print advertisements. United Kingdom’s online auto classified advertising service Auto Trader Group PLC soared +48%.

Stock selection in the Industrials sector was also strong. France-headquartered aircraft engine and component manufacturer Safran, S.A. gained +17% during the period. Safran’s stock price rose after it reported better than expected results from its aftermarket propulsion business segment. European discount airline Ryanair Holdings PLC Spon. ADR (+10%) reported strong profits and operating performance during the period.

While the collective return of the Fund’s holdings in the Materials sector was negative (-8%), the Fund’s holdings significantly outperformed the -24% return of the benchmark index Materials sector. Paint provider The Sherwin-Williams Company (+3%) was the strongest-performing Fund holding within the sector.

Although active currency management is not a central facet of the Fund’s investment process, fluctuations in major world currencies can at times affect the Fund’s performance. During the period, the net effect of currency moves was positive for the Fund, in part because a larger proportion of its securities compared to the benchmark was denominated in the US

GLOBAL FUND

dollar, which strengthened as compared to many other major world currencies. The Fund’s euro-denominated investments posted an aggregate currency return that, while negative, fared slightly better than that of the index’s euro-denominated constituents. The Fund’s performance was also helped by having no significant exposure to companies whose securities are denominated in the currencies of most commodity-heavy economies, such as the Brazilian real and Australian dollar, which weakened during the period.

The Fund sold all of its Energy holdings prior to period-end. The Fund’s Energy holdings held early in the period posted negative returns and detracted from performance.

Several of the Fund’s Health Care holdings, particularly in the Pharmaceuticals Biotechnology & Life Sciences industry group, detracted from performance. Comments by US presidential candidates led to greater concerns that legislative changes could lead to drug price controls and hamper profitability for drug manufacturers, and related attention to drug pricing contributed to a sell-off in the industry group. Pacira Pharmaceuticals, Inc., a manufacturer of non-opioid post-surgical pain anesthetics, declined -58% after the company suspended its previous 2015 revenue guidance for its Exparel product. As of the end of the fiscal year, we continued to maintain a position in Pacira, as we believe the company’s therapies to be best-in-class with long-term growth opportunities. Gilead Sciences, Inc. experienced growing competitive pricing pressures for the hepatitis C treatment market and its stock price dipped -2% prior to being sold from the Fund. Illumina, Inc., a company that delivers affordable genomic sequencing solutions for use in medical and pharmaceutical research, slid -25%.

Chinese ecommerce company Alibaba Group Holding Ltd. Spon. ADR (-45%) was a detractor within the Information Technology sector. The marketplace has been closely monitoring Alibaba’s ability to monetize sales made on mobile devices, as the company currently makes less on mobile device-based sales than on PC-based sales. Recent data suggests improvement in monetization trends, and we continue to have confidence in the long-term growth opportunities for Alibaba.

In the Industrials sector, the Fund’s position in railroad operator Canadian Pacific Railway Ltd. (-25% prior to being sold) faced headwinds of lower oil prices and lower volumes as fewer carloads of commodities such as coal are being transported. We chose to sell the position, as we believe low energy prices will remain a headwind for the company for some time.

During the period, the Fund significantly increased its allocations to the Consumer Discretionary sector. The Fund sold its Energy holdings and reduced its allocation to the Health Care and Materials sectors.

The Global Fund experienced elevated portfolio turnover during the period, which primarily related to the Fund’s changing its portfolio composition to reinvest in other positions that we believe may have more upside potential and to take advantage of new opportunities. Portfolio turnover increases transaction-related expenses and could reduce Fund returns.

Fiscal Period-End Investment Posture

As of September 30, 2015, the Fund’s primary economic sector allocations were Consumer Discretionary, Information Technology and Health Care. The Fund had no investments in the Financials, Energy, Telecommunication Services or Utilities sectors. The Fund’s most significant country allocations were the United States, the United Kingdom, France, China/Hong Kong and Switzerland. Country-level weightings generally should be considered a residual of the Fund’s stock selection process rather than a major, proactive facet of its investment strategy.

Sincerely,

THOMAS F. MARSICO
PORTFOLIO MANAGER

(1)

Total returns are based on net change in net asset value assuming reinvestment of distributions. Periodically, certain fees and expenses have been waived or reimbursed by the Adviser for the Global Fund. In the absence of such a waiver, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses from the Global Fund resulting in a lower performance return. Please see the Prospectus for more information.

GLOBAL FUND OVERVIEW

September 30, 2015 (Unaudited)

The Global Fund invests primarily in the common stocks of US and foreign companies that are selected for their long-term growth potential. The Fund may invest in the securities of companies of any size that are economically tied to any countries or markets throughout the world, including the securities of companies economically tied to emerging markets. Under normal market conditions, the Fund will invest significantly (generally, at least 40% of its net assets) in the securities of issuers organized or located outside the US or doing business outside the US (unless market conditions are not deemed favorable by the Adviser, in which case the Fund generally will invest at least 30% of its assets in such foreign securities). The Fund will invest its assets in various regions and countries, including the US, that encompass not less than three different countries overall. The Fund may hold an unlimited number of common stocks.

TOTAL ANNUAL OPERATING EXPENSES* NET EXPENSES*†	1.66% 1.60%	NET ASSETS $66,612,146	NET ASSET VALUE PER SHARE $12.37

GROWTH OF $10,000(1)(2)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(3)	TOP FIVE HOLDINGS

	Facebook, Inc. - Cl. A	5.15%
	Novartis AG	4.91%
	Domino's Pizza Group PLC	4.21%
	Ryanair Holdings PLC Spon. ADR	4.17%
	NIKE, Inc. - Cl. B	4.06%

*

The Total Annual Operating Expenses and Net Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 30, 2015 and may differ from the expense ratios disclosed in this report.

†

Marsico Capital Management, LLC (the “Adviser”) has entered into a written expense limitation and fee waiver agreement under which it has agreed to limit the total expenses of the Global Fund (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 1.60% of the Fund’s average net assets until January 31, 2016. This expense limitation and fee waiver agreement may be terminated by the Adviser at any time after January 31, 2016, upon 15 days prior notice to the Fund and its administrator. The Adviser may recoup from the Fund fees previously waived or expenses previously reimbursed by the Adviser with respect to the Fund pursuant to this agreement (or a previous expense limitation agreement) if: (1) such recoupment by the Adviser does not cause the Fund, at the time of recoupment, to exceed the lesser of (a) the expense limitation in effect at the time the relevant amount was waived and/or reimbursed, or (b) the expense limitation in effect at the time of the proposed recoupment, and (2) the recoupment is made within three fiscal years after the end of the fiscal year in which the amount was waived or reimbursed.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(1)

Periodically, certain fees and expenses have been waived or reimbursed by the Adviser for the Global Fund. In the absence of such a waiver, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses from the Global Fund resulting in a lower performance return.

(2)	This chart assumes an initial investment of $10,000 made on June 29, 2007 (inception). Total returns are based on change in NAV, assuming reinvestment of distributions.

(3)

Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

SCHEDULE OF INVESTMENTS

MARSICO GLOBAL FUND

SCHEDULE OF INVESTMENTS

September 30, 2015

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Advertising
JC Decaux S.A.	41,379	$1,504,166	2.26%

Aerospace & Defense
Safran S.A.	26,420	1,986,562	2.98

Airlines
Ryanair Holdings PLC Spon. ADR	35,466	2,776,988	4.17

Apparel, Accessories & Luxury Goods
Hermes International	3,237	1,178,309	1.77

Biotechnology
Nivalis Therapeutics, Inc.*	62,021	804,412	1.21
Vertex Pharmaceuticals, Inc.*	9,480	987,247	1.48
		1,791,659	2.69
Cable & Satellite
Liberty Global PLC - Series C*	45,742	1,876,337	2.82

Communications Equipment
Palo Alto Networks, Inc.*	5,819	1,000,868	1.50

Data Processing & Outsourced Services
Visa, Inc. - Cl. A	31,888	2,221,318	3.33

Drug Retail
CVS Health Corporation	14,974	1,444,691	2.17

Footwear
NIKE, Inc. - Cl. B	22,000	2,705,340	4.06

General Merchandise Stores
Dollar Tree, Inc.*	18,498	1,233,077	1.85

Health Care Facilities
HCA Holdings, Inc.*	13,836	1,070,353	1.61

Home Entertainment Software
Electronic Arts, Inc.*	25,332	1,716,243	2.58

Hotels, Resorts & Cruise Lines
Norwegian Cruise Line Holdings Ltd.*	41,407	2,372,621	3.56

Internet Retail
Ctrip.com International, Ltd. ADR*	15,265	964,443	1.45
NetFlix, Inc.*	9,743	1,006,062	1.51
The Priceline Group, Inc.*	887	1,097,095	1.64
		3,067,600	4.60
COMMON STOCKS (continued)
Internet Software & Services
Alibaba Group Holding Ltd. Spon. ADR*	22,202	$1,309,252	1.97%
Auto Trader Group PLC*	183,214	942,633	1.42
Facebook, Inc. - Cl. A*	38,179	3,432,292	5.15
Google, Inc. - Cl. A*	4,216	2,691,368	4.04
Tencent Holdings Ltd.	60,500	1,021,401	1.53
		9,396,946	14.11
Life Sciences Tools & Services
Illumina, Inc.*	5,693	1,000,943	1.50

Managed Health Care
UnitedHealth Group, Inc.	17,519	2,032,379	3.05

Movies & Entertainment
Imax Corporation*	39,300	1,327,947	1.99
The Walt Disney Company	21,955	2,243,801	3.37
		3,571,748	5.36
Pharmaceuticals
Novartis AG	35,584	3,270,591	4.91
Novo Nordisk A/S - Cl. B	31,682	1,709,705	2.57
Pacira Pharmaceuticals, Inc.*	20,157	828,453	1.24
		5,808,749	8.72
Restaurants
Chipotle Mexican Grill, Inc.*	2,337	1,683,224	2.53
Domino's Pizza Enterprises Ltd.	74,918	2,130,890	3.20
Domino's Pizza Group PLC	208,417	2,804,350	4.21
		6,618,464	9.94
Semiconductors
NXP Semiconductors N.V.*	12,394	1,079,146	1.62

Specialty Chemicals
The Sherwin-Williams Company	10,287	2,291,738	3.44

Technology Hardware, Storage & Peripherals
Apple, Inc.	23,125	2,550,687	3.83

TOTAL COMMON STOCKS
(Cost $58,149,831)		62,296,932	93.52

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund, 0.000%	1,296,190	1,296,190	1.95

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,296,190)		1,296,190	1.95

TOTAL INVESTMENTS
(Cost $59,446,021)		63,593,122	95.47

Cash and Other Assets, Less Liabilities		3,019,024	4.53

NET ASSETS		$66,612,146	100.00%

*	Non-income producing.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

SUMMARY OF INVESTMENTS BY COUNTRY
Country	Market Value	Percent of Investment Securities
Australia	$2,130,890	3.35%
Canada	1,327,947	2.09
China/Hong Kong	3,295,096	5.18
Denmark	1,709,705	2.69
France	4,669,037	7.34
Ireland	2,776,988	4.37
Netherlands	1,079,146	1.70
Switzerland	3,270,591	5.14
United Kingdom	5,623,320	8.84
United States(1)	37,710,402	59.30
	$63,593,122	100.00%

(1)	Includes short-term securities.

See notes to financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2015

(Amounts in thousands)	MARSICO FOCUS FUND	MARSICO GROWTH FUND

ASSETS
Investments, at value (cost $685,200, $369,038, $232,946, $86,167, $479,242, and $59,446, respectively)	$785,486	$410,350
Foreign currency (cost $0, $0, $0, $66, $0, and $0, respectively)	—	—
Receivable for investments sold	15,210	3,981
Receivable for capital stock sold	44	9
Interest and dividends receivable	268	142
Prepaid expenses and other assets	1,487	993
Total Assets	802,495	415,475

LIABILITIES
Payable for investments purchased	7,563	1,844
Payable for capital stock redeemed	354	108
Payable to investment adviser	572	299
Accrued trustees' fees	1,468	980
Accrued distribution fee	3,399	1,625
Accrued professional fees	78	42
Accrued transfer agent fees and expenses	110	68
Accrued printing expenses	38	22
Accrued expenses and other liabilities	62	45
Total Liabilities	13,644	5,033

NET ASSETS	$788,851	$410,442

NET ASSETS CONSIST OF
Paid-in-capital	$537,148	$261,097
Undistributed net investment income (accumulated net investment loss)	(5,458)	(3,463)
Accumulated net realized gain (loss) on investments and foreign currency transactions	156,404	111,211
Net unrealized appreciation on investments and foreign currency translations	100,757	41,597
NET ASSETS	$788,851	$410,442

SHARES OUTSTANDING, $0.001 par value
(Unlimited shares authorized)	41,890	20,406

NET ASSET VALUE, REDEMPTION PRICE, AND OFFERING PRICE PER SHARE (NET ASSETS/SHARES OUTSTANDING)*	$18.83	$20.11

*	Not in thousands, based on unrounded net assets and shares outstanding.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO 21st CENTURY FUND	MARSICO INTERNATIONAL OPPORTUNITIES FUND	MARSICO FLEXIBLE CAPITAL FUND	MARSICO GLOBAL FUND

$268,562	$90,695	$538,218	$63,593
—	66	—	—
2,778	1,501	18,156	3,337
6	12	23	2
15	99	1,439	43
691	328	1,286	458
272,052	92,701	559,122	67,433

1,622	2,772	7,072	—
190	46	625	74
196	118	394	91
682	317	1,265	448
848	235	317	161
26	9	58	6
46	20	103	13
13	4	30	3
45	39	45	25
3,668	3,560	9,909	821

$268,384	$89,141	$549,213	$66,612

$651,769	$189,078	$427,642	$56,605
(2,755)	(825)	1,273	(754)
(416,478)	(103,665)	60,837	6,444
35,848	4,553	59,461	4,317
$268,384	$89,141	$549,213	$66,612

13,167	6,145	33,095	5,385

$20.38	$14.51	$16.59	$12.37

FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED September 30, 2015

(Amounts in thousands)	MARSICO FOCUS FUND	MARSICO GROWTH FUND

INVESTMENT INCOME
Dividends (net of $135, $24, $11, $37, $132, and $33, respectively, of non-reclaimable foreign withholding taxes)	$7,902	$4,218
Interest	—	—
Total Investment Income	7,902	4,218

EXPENSES
Investment advisory fees	7,787	4,346
Distribution fees	2,290	1,278
Transfer agent fees and expenses	959	619
Professional fees	284	157
Fund administration fees	193	161
Custody and fund accounting fees	174	145
Printing and postage expenses	105	60
Miscellaneous	91	56
Trustees' fees and expenses	62 (1)	21 (1)
Federal and state registration fees	48	34
Total Expenses	11,993	6,877
Recoupment of previously waived expenses	—	—
Less waiver of expenses and expenses paid indirectly	—	—
Net Expenses	11,993	6,877

NET INVESTMENT INCOME (LOSS)	(4,091)	(2,659)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	163,514	119,260
Net realized loss on foreign currency transactions	(32)	(301)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(187,364)	(129,372)

Net Gain (Loss) on Investments	(23,882)	(10,413)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(27,973)	$(13,072)

(1)

Amounts include trustees’ fees and expenses and the mark to market unrealized depreciation during the period for shares held in the Trustees’ Deferred Fee Plan, as more fully described in Note 2(g) in the Notes to Financial Statements.

	Trustees’ Fees and Expenses*	Unrealized Depreciation*
Focus Fund	$162,068	$(100,480)
Growth Fund	88,874	(67,627)
21st Century Fund	52,801	(38,723)
International Opportunities Fund	16,278	(16,714)
Flexible Capital Fund	121,098	(31,833)
Global Fund	12,318	(27,652)

*	Not in thousands.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO 21st CENTURY FUND	MARSICO INTERNATIONAL OPPORTUNITIES FUND	MARSICO FLEXIBLE CAPITAL FUND	MARSICO GLOBAL FUND

$1,867	$789	$11,825	$583
—	—	1,501	—
1,867	789	13,326	583

2,626	902	5,946	617
772	265	1,749	181
418	179	1,000	107
92	30	214	22
141	103	180	81
108	184	178	80
44	21	100	9
30	20	87	12
14 (1)	— (1)	89 (1)	(15	)(1)
23	26	56	25
4,268	1,730	9,599	1,119
—	—	—	42
—	(32)	—	—
4,268	1,698	9,599	1,161

(2,401)	(909)	3,727	(578)

47,026	14,886	89,386	7,722
(280)	(7,949)	(3,742)	(1,071)
(49,090)	(7,530)	(81,540)	(8,565)

(2,344)	(593)	4,104	(1,914)

$(4,745)	$(1,502)	$7,831	$(2,492)

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	MARSICO FOCUS FUND		MARSICO GROWTH FUND

(Amounts in thousands)	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/15	Year Ended 9/30/14

OPERATIONS:
Net investment income (loss)	$(4,091)	$(3,071)	$(2,659)	$(1,962)
Net realized gain on investments	163,514	133,166	119,260	75,176
Net realized gain (loss) on foreign currency transactions	(32)	2,085	(301)	281
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(187,364)	46,251	(129,372)	19,061

Net increase (decrease) in net assets resulting from operations	(27,973)	178,431	(13,072)	92,556

DISTRIBUTIONS:
Net investment income	—	—	—	(1,356)
Net realized gains	(124,082)	(133,035)	(63,630)	(117,682)

Total distributions	(124,082)	(133,035)	(63,630)	(119,038)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares	129,352	79,841	29,300	83,402
Proceeds from reinvestment of distributions	113,800	120,542	61,081	112,618
Redemption fees	—	2	—	2
Redemption of shares	(235,300)	(167,435)	(165,890)	(171,653)

Net increase (decrease) from capital share transactions	7,852	32,950	(75,509)	24,369

TOTAL INCREASE (DECREASE) IN NET ASSETS	(144,203)	78,346	(152,211)	(2,113)

NET ASSETS:
Beginning of Period	933,054	854,708	562,653	564,766

End of Period	$788,851	$933,054	$410,442	$562,653

Undistributed net investment income (Accumulated net investment loss)	$(5,458)	$(4,903)	$(3,463)	$(2,669)

TRANSACTIONS IN SHARES:
Shares sold	6,050	3,721	1,329	3,612
Shares issued in reinvestment of distributions	5,600	5,988	2,823	5,173
Shares redeemed	(11,404)	(7,882)	(7,552)	(7,546)

NET INCREASE (DECREASE)	246	1,827	(3,400)	1,239

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO 21st CENTURY FUND		MARSICO INTERNATIONAL OPPORTUNITIES FUND		MARSICO FLEXIBLE CAPITAL FUND		MARSICO GLOBAL FUND

Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/15	Year Ended 9/30/14

$(2,401)	$(2,856)	$(909)	$(923)	$3,727	$(1,860)	$(578)	$(307)
47,026	47,655	14,886	3,145	89,386	78,629	7,722	9,758
(280)	89	(7,949)	(1,232)	(3,742)	646	(1,071)	427
(49,090)	2,092	(7,530)	(8,497)	(81,540)	20,204	(8,565)	(1,297)

(4,745)	46,980	(1,502)	(7,507)	7,831	97,619	(2,492)	8,581

—	—	—	(742)	—	—	—	—
—	—	—	—	(72,202)	(89,103)	(8,410)	(9,278)

—	—	—	(742)	(72,202)	(89,103)	(8,410)	(9,278)

6,269	12,600	28,781	101,347	64,926	249,527	17,368	27,301
—	—	—	694	61,280	74,212	6,836	7,242
—	1	—	3	—	30	—	2
(49,433)	(55,503)	(114,122)	(37,333)	(319,070)	(331,572)	(20,165)	(21,756)

(43,164)	(42,902)	(85,341)	64,711	(192,864)	(7,803)	4,039	12,789

(47,909)	4,078	(86,843)	56,462	(257,235)	713	(6,863)	12,092

316,293	312,215	175,984	119,522	806,448	805,735	73,475	61,383

$268,384	$316,293	$89,141	$175,984	$549,213	$806,448	$66,612	$73,475

$(2,755)	$(3,011)	$(825)	$(799)	$1,273	$(2,440)	$(754)	$(511)

287	632	1,852	6,558	3,624	13,675	1,264	1,924
—	—	—	45	3,496	4,188	523	518
(2,255)	(2,792)	(7,663)	(2,461)	(17,879)	(18,246)	(1,485)	(1,524)

(1,968)	(2,160)	(5,811)	4,142	(10,759)	(383)	302	918

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

	MARSICO FOCUS FUND

For a Fund Share Outstanding Throughout the Period	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/12	Year Ended 9/30/11

Net Asset Value, Beginning of Period	$22.41	$21.47	$20.02	$15.97	$15.79

Income from Investment Operations:
Net investment income (loss)	(0.10)	(0.07)	(0.03)	0.02	(0.02)
Net realized and unrealized gains (losses) on investments	(0.62)	4.46	3.84	4.03	0.20

Total from investment operations	(0.72)	4.39	3.81	4.05	0.18

Distributions & Other:
Net investment income	—	—	(0.03)	—	—
Net realized gains	(2.86)	(3.45)	(2.33)	—	—
Redemption fees [See Note 2(h)]	—	— (1)	— (1)	— (1)	— (1)

Total distributions and other	(2.86)	(3.45)	(2.36)	—	—

Net Asset Value, End of Period	$18.83	$22.41	$21.47	$20.02	$15.97

Total Return	(4.15)%	22.27%	21.86%	25.36%	1.14%

Supplemental Data and Ratios:

Net assets, end of Period (000s)	$788,851	$933,054	$854,708	$966,010	$936,382

Ratio of expenses to average net assets, less waivers and before expenses paid indirectly, plus recoupment of previously waived expenses	1.31%	1.34%	1.35%	1.34%	1.33%

Ratio of net investment income (loss) to average net assets, net of waivers, recoupment of previously waived expenses and expenses paid indirectly	(0.45)%	(0.35)%	(0.10)%	0.09%	(0.04)%

Ratio of expenses to average net assets, before waivers, recoupment of previously waived expenses and expenses paid indirectly	1.31%	1.34%	1.35%	1.34%	1.33%

Ratio of net investment income (loss) to average net assets, before waivers, recoupment of previously waived expenses and expenses paid indirectly	(0.45)%	(0.35)%	(0.10)%	0.09%	(0.04)%

Portfolio turnover rate	68%	71%	92%	66%	82%

(1)	Less than $0.01.

See notes to financial statements.

FINANCIAL STATEMENTS

FINANCIAL STATEMENTS

MARSICO GROWTH FUND					MARSICO 21st CENTURY FUND

Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/12	Year Ended 9/30/11	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/12	Year Ended 9/30/11

$23.63	$25.03	$21.96	$17.43	$17.04	$20.90	$18.05	$14.24	$11.36	$12.38

(0.15)	(0.08)	— (1)	0.03	— (1)	(0.21)	(0.21)	(0.09)	(0.06)	(0.06)
(0.62)	4.01	4.30	4.51	0.40	(0.31)	3.06	3.90	2.94	(0.96)

(0.77)	3.93	4.30	4.54	0.40	(0.52)	2.85	3.81	2.88	(1.02)

—	(0.06)	(0.04)	(0.01)	(0.01)	—	—	—	—	—
(2.75)	(5.27)	(1.19)	—	—	—	—	—	—	—
—	— (1)	— (1)	— (1)	— (1)	—	— (1)	— (1)	— (1)	— (1)

(2.75)	(5.33)	(1.23)	(0.01)	(0.01)	—	—	—	—	—

$20.11	$23.63	$25.03	$21.96	$17.43	$20.38	$20.90	$18.05	$14.24	$11.36

(4.10)%	17.51%	20.92%	26.04%	2.34%	(2.49)%	15.79%	26.76%	25.35%	(8.24)%

$410,442	$562,653	$564,766	$677,393	$666,925	$268,384	$316,293	$312,215	$354,545	$495,482

1.35%	1.37%	1.37%	1.35%	1.33%	1.38%	1.42%	1.45%	1.41%	1.37%

(0.52)%	(0.34)%	0.01%	0.15%	0.03%	(0.78)%	(0.88)%	(0.33)%	(0.31)%	(0.32)%

1.35%	1.37%	1.37%	1.35%	1.33%	1.38%	1.42%	1.45%	1.41%	1.37%

(0.52)%	(0.34)%	0.01%	0.15%	0.03%	(0.78)%	(0.88)%	(0.33)%	(0.31)%	(0.32)%

81%	80%	114%	65%	67%	94%	83%	102%	63%	86%

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

	MARSICO INTERNATIONAL OPPORTUNITIES FUND

For a Fund Share Outstanding Throughout the Period	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/12	Year Ended 9/30/11

Net Asset Value, Beginning of Period	$14.72	$15.30	$12.50	$10.61	$12.57

Income from Investment Operations:
Net investment income (loss)	(0.21)	(0.06)	0.09	0.01	(0.22)
Net realized and unrealized gains (losses) on investments	— (1)	(0.42)	2.71	1.88	(1.49)

Total from investment operations	(0.21)	(0.48)	2.80	1.89	(1.71)

Distributions & Other:
Net investment income	—	(0.10)	—	—	(0.25)
Net realized gains	—	—	—	—	—
Redemption fees [See Note 2(h)]	—	— (1)	— (1)	— (1)	— (1)

Total distributions and other	—	(0.10)	—	—	(0.25)

Net Asset Value, End of Period	$14.51	$14.72	$15.30	$12.50	$10.61

Total Return	(1.43)%	(3.18)%	22.40%	17.81%	(13.98)%

Supplemental Data and Ratios:

Net assets, end of Period (000s)	$89,141	$175,984	$119,522	$134,221	$153,855

Ratio of expenses to average net assets, less waivers and before expenses paid indirectly, plus recoupment of previously waived expenses	1.60%	1.60%	1.60%	1.60%	1.56%

Ratio of net investment income (loss) to average net assets, net of waivers, recoupment of previously waived expenses and expenses paid indirectly	(0.86)%	(0.55)%	0.61%	0.29%	(0.22)%

Ratio of expenses to average net assets, before waivers, recoupment of previously waived expenses and expenses paid indirectly	1.63%	1.52%	1.74%	1.65%	1.56%

Ratio of net investment income (loss) to average net assets, before waivers, recoupment of previously waived expenses and expenses paid indirectly	(0.89)%	(0.47)%	0.47%	0.24%	(0.22)%

Portfolio turnover rate	217%	178%	121%	66%	103%

(1)	Less than $0.01.

See notes to financial statements.

FINANCIAL STATEMENTS

FINANCIAL STATEMENTS

MARSICO FLEXIBLE CAPITAL FUND					MARSICO GLOBAL FUND

Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/12	Year Ended 9/30/11	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13	Year Ended 9/30/12	Year Ended 9/30/11

$18.39	$18.21	$15.79	$12.05	$11.97	$14.45	$14.74	$11.51	$9.06	$9.90

0.09	(0.04)	0.04	0.03	0.08	(0.10)	(0.05)	(0.02)	(0.07)	(0.05)
(0.15)	2.18	3.28	3.77	0.12	(0.32)	1.93	3.25	2.52	(0.70)

(0.06)	2.14	3.32	3.80	0.20	(0.42)	1.88	3.23	2.45	(0.75)

—	—	(0.09)	(0.06)	(0.09)	—	—	—	—	(0.09)
(1.74)	(1.96)	(0.81)	—	(0.03)	(1.66)	(2.17)	—	—	—
—	— (1)	— (1)	— (1)	— (1)	—	— (1)	— (1)	— (1)	— (1)

(1.74)	(1.96)	(0.90)	(0.06)	(0.12)	(1.66)	(2.17)	—	—	(0.09)

$16.59	$18.39	$18.21	$15.79	$12.05	$12.37	$14.45	$14.74	$11.51	$9.06

(0.81)%	12.15%	22.34%	31.63%	1.59%	(3.51)%	13.23%	28.06%	27.04%	(7.73)%

$549,213	$806,448	$805,735	$590,293	$409,145	$66,612	$73,475	$61,383	$54,195	$108,021

1.37%	1.38%	1.41%	1.43%	1.27%	1.60%	1.60%	1.60%	1.60%	1.48%

0.53%	(0.21)%	0.16%	0.17%	0.55%	(0.80)%	(0.42)%	(0.06)%	(0.32)%	(0.46)%

1.37%	1.38%	1.41%	1.43%	1.40%	1.54%	1.66%	1.86%	1.70%	1.48%

0.53%	(0.21)%	0.16%	0.17%	0.42%	(0.74)%	(0.48)%	(0.32)%	(0.42)%	(0.46)%

69%	118%	145%	121%	231%	110%	129%	134%	95%	93%

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS September 30, 2015

1.	Organization

The Marsico Investment Fund (the “Trust”) was organized on October 1, 1997, as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund, and Global Fund (collectively, the “Funds”) are separate investment portfolios of the Trust. The Focus Fund is a non-diversified fund and the Growth Fund, the 21st Century Fund, the International Opportunities Fund, the Flexible Capital Fund, and the Global Fund are diversified funds. The Focus Fund and Growth Fund commenced operations on December 31, 1997, the 21st Century Fund commenced operations on February 1, 2000, the International Opportunities Fund commenced operations on June 30, 2000, the Flexible Capital Fund commenced operations on December 29, 2006, and the Global Fund commenced operations on June 29, 2007. Trustees and officers of the Trust and employees of Marsico Capital Management, LLC (the “Adviser”) own approximately 8%, 6%, 5%, and 17% of the Focus Fund’s, International Opportunities Fund’s, Flexible Capital Fund’s, and Global Fund’s outstanding shares, respectively, as of September 30, 2015.

2.	Significant Accounting Policies

The Funds qualify as investment companies under Accounting Standards Update No. 2013-08, Accounting Standard Codification Topic 946, Financial Services — Investment Companies (“ASC 946”). The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with Generally Accepted Accounting Principles (“GAAP”) in the United States of America for investment companies and follow the accounting guidance provided in ASC 946. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures of assets and liabilities at the date of the financial statements and the reported amounts and disclosures of income and expenses during the reporting period. Actual results could differ from those estimates.

(a)

Investment Valuation — A security traded on a recognized stock exchange is generally valued at the last sale price prior to the closing of the principal exchange on which the security is traded. Securities traded on NASDAQ generally will be valued at the NASDAQ Official Closing Price. If no sale price is reported on the valuation date, the most current bid price will generally be used, with the exception of short option positions which will generally utilize the most current ask price. Other securities for which over-the-counter market quotations are readily available are generally valued at the last sale price. Debt securities that will mature in more than 60 days are generally valued at their bid prices furnished by a pricing service approved by the Funds’ Board of Trustees and subject to review pursuant to procedures established by, and under the general supervision of, the Funds’ Board of Trustees. Debt securities that will mature in 60 days or less are valued at amortized cost, if it approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by, and under the general supervision of, the Funds’ Board of Trustees. The Funds may use pricing services to assist in determining market value. The Board of Trustees has authorized the use of a pricing service to assist the Funds in valuing certain equity securities listed or traded on foreign security exchanges in the Funds’ portfolios in certain circumstances where there is a significant change in the value of related US-traded securities, as represented by, for example, the S&P 500 Index.

“Fair Value Measurements and Disclosures” (the “Fair Value Statement”) defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. Under the Fair Value Statement, various inputs are used in determining the value of the Funds’ investments.

These inputs are summarized into three broad levels and described below:

●	Level 1 – quoted prices in active markets for identical investments

●	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, and evaluated quotations obtained from pricing services)

●	Level 3 – significant unobservable inputs (including the Fund’s assumptions that market participants would use in determining the fair value of investments)

NOTES TO FINANCIAL STATEMENTS

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those investments. Changes in valuation techniques may result in transfers between the levels during the reporting period. The Funds recognize transfers between the levels as of the end of each reporting period and consider securities that are purchased during the reporting period as not having transferred between levels as of the end of the reporting period. In accordance with procedures established by, and under the general supervision of, the Funds’ Board of Trustees, certain equity securities listed or traded on foreign security exchanges in the Funds’ portfolios had a fair valuation adjustment factor applied to their equity prices as of the applicable fiscal year-end and were categorized as Level 2. Application of fair valuation adjustment factors was not deemed necessary at the beginning of the reporting period and, as such, equity securities listed or traded on foreign security exchanges were categorized as Level 1. These securities represent the only significant transfers between each of the three levels. As of September 30, 2015, the market value of these security transfers from Level 1 to Level 2 were (in thousands) $19,421, $23,934 and $8,275 for the International Opportunities Fund, Flexible Capital Fund and Global Fund, respectively. The following is a summary of the fair values of the Funds’ investments in each category and economic sector as of September 30, 2015:

Fund Investments by Major Security Type	Level 1	Level 2	Level 3	Total
Marsico Focus Fund
Assets
Common Stocks
Consumer Discretionary	$196,803,651	$—	$—	$196,803,651
Consumer Staples	23,938,135	—	—	23,938,135
Energy	7,632,703	—	—	7,632,703
Financials	31,315,383	—	—	31,315,383
Health Care	166,875,369	25,815,922	—	192,691,291
Industrials	27,071,424	—	—	27,071,424
Information Technology	259,867,437	—	—	259,867,437
Materials	36,234,499	—	—	36,234,499
Short-term Investments	9,931,496	—	—	9,931,496
				$785,486,019
Marsico Growth Fund
Assets
Common Stocks
Consumer Discretionary	$111,135,746	$—	$—	$111,135,746
Consumer Staples	12,540,760	—	—	12,540,760
Energy	1,997,647	—	—	1,997,647
Financials	12,226,993	—	—	12,226,993
Health Care	101,706,345	—	—	101,706,345
Industrials	18,284,926	—	—	18,284,926
Information Technology	126,473,787	—	—	126,473,787
Materials	12,454,739	—	—	12,454,739
Short-term Investments	13,528,740	—	—	13,528,740
				$410,349,683
Marsico 21st Century Fund
Assets
Common Stocks
Consumer Discretionary	$54,326,565	$2,067,806	$—	$56,394,371
Consumer Staples	10,726,540	—	—	10,726,540
Financials	13,644,981	—	—	13,644,981
Health Care	58,597,932	—	—	58,597,932
Industrials	22,425,591	—	—	22,425,591
Information Technology	71,896,920	2,741,997	—	74,638,917
Materials	6,196,167	—	—	6,196,167
Telecommunication Services	4,732,677	—	—	4,732,677
Short-term Investments	21,204,689	—	—	21,204,689
				$268,561,865
Marsico International Opportunities Fund
Assets
Common Stocks
Consumer Discretionary	$18,046,343	$16,898,982	$—	$34,945,325
Consumer Staples	—	1,305,020	—	1,305,020
Financials	—	3,091,768	—	3,091,768
Health Care	10,896,103	5,538,415	—	16,434,518
Industrials	4,105,534	1,872,496	—	5,978,030
Information Technology	15,539,125	10,063,068	—	25,602,193
Short-term Investments	3,338,114	—	—	3,338,114
				$90,694,968

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS September 30, 2015 (continued)

Fund Investments by Major Security Type	Level 1	Level 2	Level 3	Total
Marsico Flexible Capital Fund
Assets
Common Stocks
Consumer Discretionary	$117,577,334	$20,824,929	$—	$138,402,263
Consumer Staples	39,629,330	—	—	39,629,330
Financials	67,258,086	—	—	67,258,086
Health Care	38,521,294	13,027,400	—	51,548,694
Industrials	18,540,344	20,153,801	—	38,694,145
Information Technology	92,840,776	—	—	92,840,776
Corporate Bonds	—	30,752,350	—	30,752,350
Preferred Stocks	19,874,474	—	—	19,874,474
Short-term Investments	59,217,980	—	—	59,217,980
				$538,218,098
Marsico Global Fund
Assets
Common Stocks
Consumer Discretionary	$16,509,947	$7,617,715	$—	$24,127,662
Consumer Staples	1,444,691	—	—	1,444,691
Health Care	6,723,787	4,980,296	—	11,704,083
Industrials	2,776,988	1,986,562	—	4,763,550
Information Technology	16,001,174	1,964,034	—	17,965,208
Materials	2,291,738	—	—	2,291,738
Short-term Investments	1,296,190	—	—	1,296,190
				$63,593,122

(b)

Expenses — The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodial fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets and are in some cases allocated based on other factors. The Funds’ expenses may be reduced by advisory fee waivers, brokerage credits and uninvested cash balances earning interest or credits. Such credits are included in “Less waiver of expenses and expenses paid indirectly” on the Statements of Operations.

Brokerage commissions may be paid to certain brokers which reduce transfer agent fees and expenses. For the year ended September 30, 2015, the Funds received no such brokerage commission credits. The Funds received earnings credits on certain cash account balances which reduced transfer agent fees and expenses in the amount of $397, $222, $134, $46, $303, and $31 for the Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund, and Global Fund, respectively, for the year ended September 30, 2015. Brokerage commission credits and earnings credits (if any) are included in “Less waiver of expenses and expenses paid indirectly” on the Statements of Operations.

(c)

Federal Income Taxes — Each Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, (the “Internal Revenue Code”) necessary to continue to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal and state income taxes. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

(d)

Distributions to Shareholders — Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as foreign currency transactions, passive foreign investment companies (“PFICs”) and net investment losses.

The Funds at times may invest in real estate investment trusts (“REITs”). REITs generally pay dividends to their investors based upon cash available from their operations and this amount may differ significantly from the REITs’ actual earnings and profits (“E&P”) determined for income tax purposes. It is common for these dividends to exceed the REITs’ taxable E&P, resulting in the excess portion of such dividends eventually being designated as a return of capital. Determination of the tax character of dividends made by REITs is typically performed by the REIT several months subsequent to the payment of the dividend. Therefore, due to timing issues, the Funds may be in a position of being required to calculate and pay required distribution amounts to their shareholders based on the best information available from the REITs, which may be prior to the final determination of the REITs’

NOTES TO FINANCIAL STATEMENTS

taxable E&P, and it is possible that a portion of the Funds’ distribution amounts could include a return of capital to shareholders for federal income tax purposes.

(e)

Foreign Currency Translation — The accounting records of the Funds are maintained in US dollars. For valuation purposes, values of securities denominated in foreign currencies are translated into US dollars at 4:00 p.m. Eastern Time. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

Reported realized gains and losses on foreign currency transactions arise from sales of portfolio securities, forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the end of the reporting period. Net unrealized appreciation or depreciation on investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, resulting from changes in the exchange rates and changes in market prices of securities held. Transactions in foreign-denominated assets may involve greater risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk.

(f)

Derivative Instruments — “Disclosure about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”) requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows.

The Funds are not intended as vehicles for investing substantially in derivative instruments, and may hold derivative instruments only infrequently. The Funds enter into derivative instruments in order to increase exposure to certain investments, asset classes, or markets, or for hedging purposes to hedge against adverse movements in securities prices, currency rates or interest rates. The Funds can hold various types of derivative instruments such as futures contracts and options on securities, financial indexes, and foreign currencies, options on futures, forward foreign currency contracts, interest rate swaps, credit default swaps, and swap-related products. The use of derivative instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the derivative instruments and the underlying securities, or that the counterparty will fail to perform its obligations. There were no outstanding derivative instruments held by the Funds as of September 30, 2015 nor did the Funds utilize derivative instruments during the year ended September 30, 2015.

Forward Foreign Currency Contracts — A forward currency contract is a commitment to purchase or sell foreign currency at a specified price on a future date. A Fund may enter into a forward foreign currency contract in order to hedge against foreign currency fluctuations, such as when the Fund elects to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings denominated in or exposed to foreign currencies, or in preparation for purchasing securities in a particular market, or for other investment purposes.

The market value of a forward foreign currency contract fluctuates with changes in currency exchange rates. Outstanding forward foreign currency contracts are valued daily at current market rates and the resulting change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward foreign currency contract was opened and the value at the time it was settled.

The Funds are subject to foreign currency exchange risk in the normal course of pursuing their investment objectives. Forward foreign currency contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to a credit risk if the counterparties are unable or unwilling to meet the terms of the contracts or if the value of the foreign currency changes unfavorably. In connection with these contracts, the Funds typically segregate cash and/or other securities as collateral in a sufficient value equal to the aggregate amount of the Funds’ commitments under the forward foreign currency contracts; such collateral would be in the possession of the Funds’ custodian, if applicable.

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS September 30, 2015 (continued)

Options Contracts — The Funds may purchase or write (sell) put and call options on foreign and domestic stock indices, foreign currencies, and US and foreign securities that are traded on a securities exchange or an over-the-counter market. These transactions are generally for hedging purposes or for the purpose of earning additional income. In addition, the Funds may enter into such transactions for cross-hedging purposes. There is generally limited counterparty credit risk involved when entering into exchange-traded option contracts because the exchange’s clearinghouse acts as counterparty to all options traded on such exchange.

In purchasing an option, a Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

(g)

Trustees’ Deferred Fee Plan — Effective February 1, 2000, the Board of Trustees adopted the Marsico Investment Fund Deferred Fee Plan (the “Deferred Fee Plan”), amended and restated as of December 30, 2005, which allows the Trustees to defer the receipt of all or a portion of their compensation received from the Funds. Any deferred fees are credited to accounts established on behalf of the Trustees into the Funds as directed by each Trustee. The amounts credited to these accounts increase or decrease in accordance with the performance of the Funds selected by the Trustees. The market value of the deferred account balances as of September 30, 2015 is shown on the Statements of Assets and Liabilities as part of an asset account, “Prepaid expenses and other assets”, and a liability account, “Accrued trustees’ fees”. Additionally, the fluctuation of the account balances due to the Funds’ performance is recorded by the Funds as unrealized appreciation (depreciation), which is shown as part of “Net unrealized appreciation on investments and foreign currency translations” on the Statements of Assets and Liabilities, and as compensation expense, which is shown as part of the expense account “Trustees’ fees and expenses” on the Statements of Operations. Fees earned and deferred by the Trustees for the year ended September 30, 2015 are also included in “Trustees’ fees and expenses” on the Statements of Operations. Amounts contributed to the Deferred Fee Plan will be deferred until distributed in accordance with the Deferred Fee Plan. Unrealized appreciation (depreciation) of Fund shares held in the Deferred Fee Plan is subject to the Funds’ expense reimbursement agreement with the Adviser.

(h)

Redemption Fee — Effective January 31, 2014, the Funds’ Board of Trustees approved the elimination of redemption fees from Fund share transactions placed on and after January 31, 2014. Prior to January 31, 2014, a 2.00% redemption fee was retained by the Funds to offset transaction costs and other expenses associated with short-term investing. The fee was imposed on certain redemptions or exchanges of shares held 30 days or less from their purchase date. Redemption fees were recorded by the Funds as a reduction of shares redeemed and as a credit to paid-in-capital.

(i)

Other — Investment transactions are accounted for on a trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded when the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts.

NOTES TO FINANCIAL STATEMENTS

(j)

Indemnifications — In the normal course of business, the Funds enter into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss in connection with these potential indemnification obligations to be remote. There can be no assurance that material liabilities related to such obligations will not arise in the future, which may adversely impact a Fund.

3.	Investment Advisory Agreement and Transactions With Affiliates

Each Fund has an agreement with the Adviser to furnish investment advisory services to the Funds. Under the terms of these agreements, the Adviser is compensated for managing the Focus Fund and the Growth Fund at the rate of 0.85% per year of average daily net assets up to $3 billion in each Fund, and 0.75% per year of average daily net assets exceeding $3 billion in each Fund; and at a rate of 0.85% of the average daily net assets of the 21st Century Fund, the International Opportunities Fund, the Flexible Capital Fund, and the Global Fund. The Adviser has entered into a written expense limitation and fee waiver agreement under which it has agreed to limit the total expenses of each Fund (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage, and extraordinary expenses) to an annual rate of 1.60% of the average net assets of the Focus Fund, the International Opportunities Fund, the Flexible Capital Fund, and the Global Fund, and 1.50% of the average net assets of the Growth Fund and the 21st Century Fund until January 31, 2016. This expense limitation and fee waiver agreement may be terminated by the Adviser at any time after January 31, 2016, upon 15 days prior notice to the Fund and its administrator.

The Adviser may recoup from a Fund fees previously waived or expenses previously reimbursed by the Adviser with respect to that Fund pursuant to this agreement (or a previous expenses limitation agreement) if: (1) such recoupment by the Adviser does not cause the Fund, at the time of recoupment, to exceed the lesser of (a) the expense limitation in effect at the time the relevant amount was waived and/or reimbursed, or (b) the expense limitation in effect at the time of the proposed recoupment, and (2) the recoupment is made within three fiscal years after the end of the fiscal year in which the amount was waived or reimbursed. Under this arrangement during the year ended September 30, 2015, the Adviser received $42,127 of reimbursement from the Global Fund for previously waived or reimbursed expenses. The reimbursement amount is reflected in “Recoupment of previously waived expenses” on the Statements of Operations. As of September 30, 2015, recoupment amounts (in thousands) that may potentially be made by the International Opportunities Fund and Global Fund to the Adviser are as follows:

Year of Expiration	International Opportunities Fund	Global Fund
2016	$101	$140
2017	—	47
2018	32	—
	$133	$187

Certain officers of the Trust are also officers of the Adviser. The Funds pay a portion of the Chief Compliance Officer’s total compensation costs which is shown as part of the expense account “Professional fees” on the Statements of Operations. No other officers of the Trust affiliated with the Adviser received compensation from the Funds during the year ended September 30, 2015.

4.	Distribution and Service Plan

The Funds have adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of a Fund’s average daily net assets. The Adviser may, out of its own resources and at its sole discretion, make certain payments on behalf of the Plan for expenses incurred by a Fund for distribution of Fund shares and related services.

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS September 30, 2015 (continued)

5.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended September 30, 2015, were as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	21st Century Fund	International Opportunities Fund	Flexible Capital Fund	Global Fund
Purchases	$602,480	$402,724	$278,577	$228,840	$455,513	$76,714
Sales	$692,530	$536,522	$334,760	$290,637	$744,897	$85,317

There were no purchases or sales of US government securities, excluding short-term investments.

6.	Federal Income Tax Information

“Accounting for Uncertainty in Income Taxes” (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years, fiscal years 2012-2015 as defined by Internal Revenue Service (“IRS”) statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended September 30, 2015, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

At September 30, 2015 gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	21st Century Fund	International Opportunities Fund	Flexible Capital Fund	Global Fund
Cost of Investments	$686,501	$369,194	$233,583	$88,269	$479,727	$59,838

Gross Unrealized Appreciation	$140,911	$64,003	$47,976	$8,111	$80,506	$7,252
Gross Unrealized Depreciation	(41,926)	(22,847)	(12,997)	(5,685)	(22,015)	(3,497)

Net Unrealized Appreciation on Investments	$98,985	$41,156	$34,979	$2,426	$58,491	$3,755

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals.

At September 30, 2015, for federal income tax purposes, the Funds had accumulated capital loss carryforwards as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	21st Century Fund	International Opportunities Fund	Flexible Capital Fund	Global Fund
For losses expiring September 30,
2017	$—	$—	$25,304	$8,008	$—	$—
2018	—	—	390,537	93,558	—	—
Not Subject to Expiration	—	—	—	—	—	—
	$—	$—	$415,841	$101,566	$—	$—

NOTES TO FINANCIAL STATEMENTS

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations.

The Funds are permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period, and such capital losses will retain their character as either short-term or long-term capital losses. Capital losses incurred by the Funds in taxable years beginning before December 23, 2010 may only be carried forward eight taxable years as short-term capital losses.

As of September 30, 2015, the Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund, and Global Fund, respectively, had (in thousands) $3,606, $2,357, $1,978, $541, $0 and $431 of qualified late-year losses, which are deferred until fiscal year 2016 for tax purposes. Net late-year losses incurred after December 31st, and within the taxable year, are deemed to arise on the first day of the Fund’s next taxable year.

The 21st Century Fund and International Opportunities Fund utilized (in thousands) $45,039 and $577, respectively, of its capital loss carryforwards, during the year ended September 30, 2015.

As of September 30, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	21st Century Fund	International Opportunities Fund	Flexible Capital Fund	Global Fund
Undistributed Ordinary Income	$—	$—	$—	$—	$2,070	$—
Undistributed Trustees' Deferred Compensation	(1,852)	(1,106)	(777)	(281)	(797)	(323)
Undistributed Long-Term Capital Gains	157,704	111,367	—	—	61,322	6,835
Tax Accumulated Earnings (Deficit)	155,852	110,261	(777)	(281)	62,595	6,512
Accumulated Capital and Other Losses	(3,606)	(2,357)	(417,819)	(102,107)	—	(431)
Net Unrealized Appreciation on Investments and Foreign Currency Translations	98,985	41,156	34,979	2,418	58,473	3,752
Trustees' Deferred Compensation Mark-to-Market	472	285	232	33	503	174
Total Accumulated Earnings (Deficit)	$251,703	$149,345	$(383,385)	$(99,937)	$121,571	$10,007

Undistributed ordinary income consists of net investment income and timing differences related to qualified late-year losses.

The tax character of distributions paid during the fiscal years ended September 30, 2015 and 2014 was as follows:

	2015		2014
(Amounts in thousands)	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Focus Fund	$17,276	$106,806	$13,021	$120,014
Growth Fund	11,035	52,595	24,630	94,408
21st Century Fund	—	—	—	—
International Opportunities Fund	—	—	742	—
Flexible Capital Fund	11,186	61,016	44,547	44,556
Global Fund	1,487	6,923	216	9,062

The tax character of dividends paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS September 30, 2015 (continued)

7.	Subsequent Events

On November 18, 2015, the Board of Trustees approved amendments to the existing Investment Advisory and Management Agreements between each of the Funds and the Adviser. These amendments will reduce the amount of compensation paid to the Adviser by each of the Funds. Effective December 1, 2015, the new fee structure for each of the Funds will be as follows:

Annual Rate of Average Daily Net Assets	Asset Threshold
0.80%	First $250 million
0.75%	Next $250 million
0.70%	Next $250 million
0.65%	In excess of $750 million

Management of the Adviser has determined that there were no other material subsequent events that would require disclosure in the Funds’ financial statements.

8.	New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as to modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes may have on the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Marsico Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Marsico Focus Fund, Marsico Growth Fund, Marsico 21st Century Fund, Marsico International Opportunities Fund, Marsico Flexible Capital Fund, and Marsico Global Fund (the six funds constituting The Marsico Investment Fund, hereafter referred to as the “Funds”) at September 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 18, 2015

EXPENSE EXAMPLE

EXPENSE EXAMPLE For the six-month period ended September 30, 2015 (Unaudited)

As a shareholder of the Marsico Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 to September 30, 2015 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid for the six-month period ended September 30, 2015” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of any of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as redemption fees (if any). Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (if any) were included, your costs could have been higher.

Expenses Paid During the Period	Beginning account value April 1, 2015	Ending account value September 30, 2015	Expenses paid for the six-month period ended September 30, 2015(1)
FOCUS FUND
Actual Example	$ 1,000.00	$ 921.20	$ 6.18
Hypothetical Example, assuming a 5% return before expenses	$ 1,000.00	$ 1,018.57	$ 6.50

GROWTH FUND
Actual Example	$ 1,000.00	$ 928.00	$ 6.36
Hypothetical Example, assuming a 5% return before expenses	$ 1,000.00	$ 1,018.40	$ 6.66

21st CENTURY FUND
Actual Example	$ 1,000.00	$ 910.20	$ 6.39
Hypothetical Example, assuming a 5% return before expenses	$ 1,000.00	$ 1,018.29	$ 6.75

INTERNATIONAL OPPORTUNITIES FUND
Actual Example	$ 1,000.00	$ 906.30	$ 7.65
Hypothetical Example, assuming a 5% return before expenses	$ 1,000.00	$ 1,016.98	$ 8.09

FLEXIBLE CAPITAL FUND
Actual Example	$ 1,000.00	$ 932.50	$ 6.52
Hypothetical Example, assuming a 5% return before expenses	$ 1,000.00	$ 1,018.26	$ 6.81

GLOBAL FUND
Actual Example	$ 1,000.00	$ 908.90	$ 7.66
Hypothetical Example, assuming a 5% return before expenses	$ 1,000.00	$ 1,016.98	$ 8.09

(1)

Expenses are equal to the Funds’ annualized expense ratios (1.28% for the Focus Fund, 1.32% for the Growth Fund, 1.33% for the 21st Century Fund, 1.60% for the International Opportunities Fund, 1.35% for the Flexible Capital Fund, and 1.60% for the Global Fund), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six-month period).

OTHER INFORMATION

OTHER INFORMATION (Unaudited)

Proxy Voting Guidelines

The Funds exercise the voting rights associated with the securities held by the Funds under the proxy voting policy of the Funds. A description of those policies and procedures of the Funds and a record of the Funds’ proxy votes for the one-year period ended June 30, 2015 are available without charge, upon request, by calling 888-860-8686. It is also available on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Funds will file their complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available (i) on the SEC’s website at www.sec.gov; (ii) at the SEC’s Public Reference Room; and (iii) by calling 800-SEC-0330.

Other Tax Information

Corporate Dividends Received Deduction

For the fiscal year ended September 30, 2015, 44.71%, 40.13%, 0%, 19.78%, 57.27% and 19.78% of the dividends paid from net investment income qualified for the dividends received deduction available to corporate shareholders of the Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund, and Global Fund, respectively.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code, the Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund, and Global Fund designated income dividends (in thousands) of $8,910, $6,005, $0, $0, $7,564 and $788, respectively, as qualified dividend income paid during the fiscal year ended September 30, 2015.

Foreign Taxes Paid

Pursuant to the foreign tax credit election under Section 853 of the Internal Revenue Code, the International Opportunities Fund designated (in thousands) $798 of income derived from foreign sources and $36 of foreign taxes paid, for the year ended September 30, 2015.

Of the ordinary income (including short-term capital gain) distributions made during the year ended September 30, 2015, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
International Opportunities Fund	$0.1299	$0.0059

Long Term Capital Gains Designation

For the fiscal year ended September 30, 2015, the Focus Fund, Growth Fund, Flexible Capital Fund and Global Fund designated (in thousands) $111,592, $59,981, $71,911 and $7,093, respectively, as long-term capital gain dividends for the purpose of the dividends paid deduction. These amounts include earnings and profits distributed to shareholders on the redemption of shares. For income tax purposes, the Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

Cost Basis Information

Federal law requires mutual fund companies to maintain a shareholder’s cost basis by tax lot and report gain/loss information and holding periods for sales of mutual fund shares that are “covered” securities to the IRS and to shareholders on Form 1099. Mutual fund shares, such as shares of the Funds, acquired on or after January 1, 2012 are covered securities. The Funds are not responsible for maintaining and reporting share information for their shares that are not deemed “covered.”

The tax regulations require that the Funds elect a default tax identification methodology in order to perform the required reporting. The Funds have chosen the first-in-first-out (“FIFO”) method as the default tax lot identification method for its shareholders. This is the method the Funds will use to determine which specific shares are deemed to be sold when a shareholder’s entire position is not sold in a single transaction and is the method in which “covered” share sales will be reported on a shareholder’s Form 1099.

However, at the time of purchase or upon the sale of “covered” shares, shareholders may generally choose a different tax lot identification method. Shareholders should consult a tax advisor with regard to their personal circumstances as the Funds and their service providers do not provide tax advice.

TRUSTEE AND OFFICER INFORMATION

TRUSTEE AND OFFICER INFORMATION INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay S. Goodgold 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1954	Trustee; Lead Independent Trustee	Trustee (since February 2006); Lead Independent Trustee (since November 2010)	Private investor (July 2003 - present); Managing Director, Goldman, Sachs & Co. (August 1978 - June 2003).	6	None
Elizabeth Hoffman 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1946	Trustee	Since February 2006	Professor of Economics (January 2007 - present) and Executive Vice President and Provost (January 2007 - July 2012), Iowa State University; President Emerita, University of Colorado (August 2005 - present).	6	None
Walter A. Koelbel, Jr. 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1952	Trustee	Since December 1997	President, and other positions, Koelbel and Company (full service real estate, development, investment, and management company) (more than five years).	6	None
Michael D. Rierson 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1952	Trustee	Since November 1998	President, The Rierson Group (marketing and consulting firm serving non-profit organizations) (June 2015 - present); Senior Vice President for Development, Colonial Williamsburg Foundation (January 2011 - June 2015); Vice President and Vice Chancellor for University Advancement at the University of Houston and UH System, respectively (November 2005 - December 2010).	6	None
Bruce E. Stangle 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1948	Trustee	Since May 2010	Chairman, Analysis Group, Inc. (economic consulting) (more than five years).	6	Director, Wellington Trust Company, NA (since 2001).
Joseph T. Willett 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1951	Trustee	Since November 2002	Private investor (2002 - present); Chief Operating Officer, Merrill Lynch Europe (1998 - 2002).	6	None

(1)	Each Trustee serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.

The Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling 888-860-8686 or visiting www.marsicofunds.com.

TRUSTEE AND OFFICER INFORMATION

TRUSTEE AND OFFICER INFORMATION INTERESTED TRUSTEES* AND OFFICERS

Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas F. Marsico(2) 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1955	Trustee, President, Chief Executive Officer and Chief Investment Officer	Since December 1997	Chief Executive Officer, Marsico Capital Management, LLC (more than five years).	6	None
Christopher J. Marsico(2) 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1961	Trustee, Executive Vice President and Chief Operating Officer	Trustee (August 2007 - March 2010 and since May 2010); Vice President and Treasurer (September 2002 - May 2010); Executive Vice President and Chief Operating Officer (since May 2010)	President, Marsico Capital Management, LLC (more than five years).	6	None
Neil L. Gloude, CPA 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1961	Vice President, Secretary and Treasurer	Vice President and Secretary (since May 2008); Treasurer (since May 2010)	Executive Vice President, Chief Financial Officer and Treasurer, Marsico Capital Management, LLC (more than five years).	N/A	N/A
David C. Price, CPA 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1969	Chief Compliance Officer	Since August 2004	Chief Compliance Officer, The Marsico Investment Fund, and Director of Compliance, Marsico Capital Management, LLC (more than five years).	N/A	N/A
Thomas M. J. Kerwin 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1955	Chief Legal Officer	Since August 2003	Executive Vice President and General Counsel, Marsico Capital Management, LLC (more than five years).	N/A	N/A

*	Trustees who are “interested persons” of the Funds, as defined in the 1940 Act.

(1)	Each Trustee serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.

(2)

Mr. Thomas Marsico and Mr. Christopher Marsico are considered Interested Trustees of the Trust because of their affiliation with Marsico Capital Management, LLC, the Adviser to the Funds. Mr. Thomas Marsico and Mr. Christopher Marsico are brothers.

The Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling 888-860-8686 or visiting www.marsicofunds.com.

MARSICO FUNDS

NOTES

MARSICO
FUNDS®

The Marsico Investment Fund

UMB Distribution Services, LLC, Distributor

P.O. Box 3210, Milwaukee, WI 53201-3210

www.marsicofunds.com • 888.860.8686

©2015 MARSICO CAPITAL MANAGEMENT, LLC

Not authorized for distribution unless preceded or accompanied by an effective Marsico Funds Prospectus.

Item 2 - Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of this code of ethics is attached hereto as Exhibit (a).

(b)	Not used.

(c)	There were no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	See attached Exhibit (a).

Item 3 - Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Mr. Joseph T. Willett is the audit committee financial expert. Mr. Willett is “independent” under the applicable rules.

Item 4 - Principal Accountant Fees and Services.

In each of the fiscal years ended September 30, 2015 and September 30, 2014, the aggregate Audit Fees billed (or to be billed) by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements as well as reimbursable expenses are listed below.

(a) Audit Fees.

2015	2014
$156,000	$151,500

(b) Audit-Related Fees.

In each of the fiscal years ended September 30, 2015 and September 30, 2014, the aggregate Audit-Related Fees billed (or to be billed) by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of each fund's financial statements, but not reported as Audit Fees, are shown in the table below.

2015	2014
$4,000	$6,850

Audit-related fees noted in 2015 and 2014 are for non-recurring work performed by PwC related to the Funds’ distributions to shareholders.

(c) Tax Fees.

In each of the fiscal years ended September 30, 2015 and September 30, 2014 the aggregate Tax Fees billed (or to be billed) by PwC for professional services rendered for tax compliance, tax advice, and tax planning are shown in the table below.

2015	2014
$36,900	$29,850

All of these fees were approved by the Trust’s Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended September 30, 2015 and September 30, 2014 the aggregate Other Fees billed (or to be billed) by PwC for all other non-audit services rendered are shown in the table below.

2015	2014
$0	$0

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:

Pursuant to the Trust’s Audit Committee Charter and Policies and Procedures (collectively, the “Procedures”), the Audit Committee has adopted pre-approval policies and procedures to govern the pre-approval of (i) all audit services and permissible non-audit services to be provided to the Trust by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Trust’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Trust (collectively, any “Service Affiliates”) if the engagement directly relates to the Trust’s operations and financial reporting.

In accordance with the Procedures, the Committee is responsible for the engagement of the independent accountant to certify the Trust’s financial statements for each fiscal year.  With respect to the pre-approval of non-audit services provided to the Trust and its Service Affiliates, the Procedures provide that the Committee may pre-approve such services on a project-by-project basis as they arise.  The Procedures also permit the Committee to delegate authority to the Audit Committee Chairman (the “Designated Member”) to pre-approve any proposed non-audit services that have not been previously approved by the Committee, subject to certain conditions.  Any action by the Designated Member in approving a requested non-audit service shall be presented to the Audit Committee not later than at its next scheduled meeting.  If the Designated Member does not approve the independent auditor’s provision of a requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

(e)(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

100% of these fees were approved by the Trust’s Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation  S-X.

(f)
According to PwC for the fiscal year ended September 30, 2015, the percentage of hours spent on the audit of the Marsico Funds’ financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

PwC	2015
Work performed by persons who are not full-time	0%

(g)
In each of the fiscal years ended September 30, 2015 and September 30, 2014, the aggregate fees billed (or to be billed) by PwC relating to non-audit services that were rendered to the Trust, to its investment adviser, and to any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust are shown in the table below.

2015	2014
$0	$0

(h)	Not applicable.

Item 5 – Audit Committee of Listed Registrants.

Not applicable.

Item 6 – Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11 – Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)
There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1)	Code of Ethics - Filed as an attachment to this filing.

(a)(2)	Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed as an attachment to this filing.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940, as amended, that was sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)
Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Marsico Investment Fund

By:	/s/ Christopher J. Marsico
Christopher J. Marsico
Executive Vice President and Chief Operating Officer

Date:	December 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher J. Marsico
Christopher J. Marsico
Executive Vice President and Chief Operating Officer

Date:	December 4, 2015

By:	/s/ Neil L. Gloude
Neil L. Gloude
Vice President, Secretary and Treasurer

Date:	December 4, 2015